________________________________________________________________________________





                     AMENDED AND RESTATED CREDIT AGREEMENT



                        dated as of November 22, 2000,


                                by and between


                              COMDIAL CORPORATION

                                      and


                             BANK OF AMERICA, N.A.





________________________________________________________________________________

                                             TABLE OF CONTENTS
                                             -----------------

                                                SECTION 1
                                               DEFINITIONS
                                               -----------

1.1   Definitions..........................................................................................    1
      -----------
1.2   Other General Terms..................................................................................   12
      -------------------

                                              SECTION 2
                                      REVOLVING CREDIT FACILITY
                                      -------------------------

2.1   Revolving Credit Loans...............................................................................   12
      ----------------------
2.2   Revolving Credit Note................................................................................   12
      ---------------------
2.3   Interest Rate........................................................................................   12
      -------------
2.4   Notice and Manner of Borrowing.......................................................................   13
      ------------------------------
2.5   Purpose..............................................................................................   13
      -------
2.6   Prepayments..........................................................................................   13
      -----------

                                             SECTION 3
                                         LETTERS OF CREDIT
                                         -----------------

3.1   Letter of Credit Facility............................................................................   13
      -------------------------
3.2   Documentation........................................................................................   13
      -------------
3.3   Fees.................................................................................................   14
      ----
3.4   Reimbursement Obligations............................................................................   14
      -------------------------
3.5   Expiration of Letters of Credit......................................................................   14
      -------------------------------

                                              SECTION 4
                                              TERM LOAN
                                              ---------

4.1   Term Loan............................................................................................   15
      ---------
4.2   Term Loan Note.......................................................................................   15
      --------------
4.3   Interest Rate........................................................................................   15
      -------------
4.4   Prepayments..........................................................................................   15
      -----------
4.5   Use of Proceeds......................................................................................   16
      ---------------

                                              SECTION 5
                                     FEES, INTEREST AND PAYMENTS
                                     ---------------------------

5.1   Restructuring Fee....................................................................................   16
      -----------------
5.2   Interest Rates.......................................................................................   16
      --------------
5.3   Default Rate.........................................................................................   16
      ------------
5.4   Payments.............................................................................................   17
      --------
5.5   Payment on Days Other Than Business Days.............................................................   17
      ----------------------------------------
5.6   LIBOR Provisions.....................................................................................   17
      ----------------
5.7   Capital Adequacy.....................................................................................   18
      ----------------

                                              SECTION 6
                                           REPRESENTATIONS
                                           ---------------

6.1   Subsidiaries.........................................................................................   19
      ------------
6.2   Organization and Existence...........................................................................   19
      --------------------------
6.3   Authority............................................................................................   19
      ---------
6.4   Binding Agreements...................................................................................   20
      ------------------
6.5   Litigation...........................................................................................   20
      ----------
6.6   No Conflicting Agreements............................................................................   20
      -------------------------
6.7   Financial Condition..................................................................................   21
      -------------------
6.8   Ownership of Property................................................................................   21
      ---------------------
6.9   Intellectual Property................................................................................   21
      ---------------------
6.10  Employee Benefit Pension Plans.......................................................................   22
      ------------------------------
6.11  Taxes................................................................................................   22
      -----
6.12  Compliance with Environmental and Other Laws.........................................................   22
      --------------------------------------------
6.13  Employee Relations...................................................................................   22
      ------------------
6.14  Investment Company Act; Public Utility Holding Company Act; Federal Power Act........................   22
      -----------------------------------------------------------------------------
6.15  No Defaults..........................................................................................   23
      -----------
6.16  Federal Regulations..................................................................................   23
      -------------------
6.17  Accuracy of Information..............................................................................   23
      -----------------------
6.18  Non-Material Subsidiaries............................................................................   23
      -------------------------
6.19  Survival of Representations and Warranties, Etc......................................................   23
      ------------------------------------------------

                                              SECTION 7
                                   CONDITIONS TO CREDIT EXTENSIONS
                                   -------------------------------

7.1   Conditions to Initial Credit Extensions..............................................................   24
      ---------------------------------------
7.2   Conditions to Each Credit Extension..................................................................   26
      -----------------------------------
7.3   Acknowledgments......................................................................................   27
      ---------------

                                              SECTION 8
                                        AFFIRMATIVE COVENANTS
                                        ---------------------

8.1   Financial Statements.................................................................................   28
      --------------------
8.2   Inspections and Collateral Audits....................................................................   30
      ---------------------------------
8.3   Taxes................................................................................................   30
      -----
8.4   Payment of Obligations...............................................................................   30
      ----------------------
8.5   Insurance............................................................................................   30
      ---------
8.6   Corporate Existence..................................................................................   31
      -------------------
8.7   Licenses and Permits.................................................................................   31
      --------------------
8.8   Properties...........................................................................................   31
      ----------
8.9   Employee Benefit Pension Plans.......................................................................   31
      ------------------------------
8.10  Business Continuation................................................................................   31
      ---------------------
8.11  Compliance with Environmental Laws...................................................................   31
      ----------------------------------
8.12  Compliance with Other Applicable Laws................................................................   31
      -------------------------------------
8.13  GAAP.................................................................................................   32
      ----
8.14  Additional Stock Pledges, Security Agreements and Guaranties                                            32
      ------------------------------------------------------------
8.15  Collection of Accounts...............................................................................   32
      ----------------------
8.16  Establishment of Lock-Box Account and Notification to Account Debtors                                   33
      ---------------------------------------------------------------------
8.17  Further Modifications to Deed of Trust...............................................................   33
      --------------------------------------
8.18  AutoBorrow Service Agreement.........................................................................   33
      ----------------------------


                                              SECTION 9
                                         FINANCIAL COVENANTS
                                         -------------------

9.1    Funded Debt to Total Capital Ratio...................................................................   33
       ----------------------------------
9.2    Minimum EBITDA.......................................................................................   33
       --------------

                                             SECTION 10
                                         NEGATIVE COVENANTS
                                         ------------------

10.1   Additional Borrowing.................................................................................   34
       --------------------
10.2   Mortgages and Pledges................................................................................   34
       ---------------------
10.3   Merger, Consolidation, or Sale of Assets.............................................................   35
       ----------------------------------------
10.4   Acquisitions.........................................................................................   35
       ------------
10.5   Contingent Liabilities...............................................................................   35
       ----------------------
10.6   Loans................................................................................................   36
       -----
10.7   Dissolution..........................................................................................   36
       -----------
10.8   Conduct of Business..................................................................................   36
       -------------------
10.9   Affiliate Transactions...............................................................................   36
       ----------------------

                                             SECTION 11
                                          EVENTS OF DEFAULT
                                          -----------------

11.    Events of Default....................................................................................   36
       -----------------

                                             SECTION 12
                                          INDEMNIFICATION
                                          ---------------

12.    Indemnification......................................................................................   38
       ---------------

                                           SECTION 13
                                          MISCELLANEOUS
                                          -------------

13.1   Costs and Expenses...................................................................................   39
       ------------------
13.2   Cumulative Rights and No Waiver......................................................................   39
       -------------------------------
13.3   Independence of Covenants............................................................................   39
       -------------------------
13.4   Notices..............................................................................................   39
       -------
13.5   Applicable Law.......................................................................................   40
       --------------
13.6   Modifications........................................................................................   41
       -------------
13.7   Survivorship.........................................................................................   41
       ------------
13.8   Execution in Counterparts............................................................................   41
       -------------------------
13.9   Headings.............................................................................................   41
       --------
13.10  Arbitration..........................................................................................   41
       -----------
13.11  Entire Agreement.....................................................................................   42
       ----------------

Exhibits
--------

A     -    Revolving Credit Note
B     -    Term Loan Note
C     -    Modification to Deed of Trust
D     -    Commercial L/C Application
E     -    Standby L/C Application
F     -    AutoBorrow Service Agreement
G     -    Landlord Lien Waiver
H     -    Release Agreement

     THIS AMENDED AND RESTATED CREDIT AGREEMENT is made as of this 22/nd/ day of November, 2000, by and between COMDIAL CORPORATION (the "Company"), a Delaware corporation with an office at 1180 Seminole Trail, Charlottesville, Virginia 22901, and BANK OF AMERICA, N.A. (the "Bank"), a national banking association with an office at 8300 Greensboro Drive, Suite 800, McLean, Virginia 22102.

     The Company and NationsBank, N.A., predecessor in interest to Bank of America, N.A., are parties to a Credit Agreement dated as of October 22, 1998 (the "Original Credit Agreement"), pursuant to which NationsBank, N.A. agreed to make available to the Company a revolving credit facility in an aggregate principal amount not to exceed at any time outstanding $50,000,000 with a $5,000,000 letter of credit subfacility. The Bank and the Company have agreed to restructure the revolving credit facility by (i) reducing the revolving credit facility to an initial aggregate principal amount not to exceed at any time outstanding $21,500,000 and to reduce further the revolving credit facility as provided herein, (ii) continuing to provide for a $5,000,000 letter of credit subfacility, and (iii) providing for an $18,500,000 term loan facility. Upon the terms and subject to the conditions contained herein, the Bank is willing to make the restructured revolving credit facility, letter of credit subfacility and term loan facility available to the Company.

     ACCORDINGLY, the Company and the Bank hereby agree as follows:


                                   SECTION 1
                                  DEFINITIONS
                                  -----------

     1.1  Definitions.  The following terms when used in this Agreement shall
          -----------
have the meanings assigned to them below:

     "Accounts" means all "Accounts" (as defined in the Security Agreement) now
      --------
owned or hereafter acquired by the Company or any Material Subsidiary.

     "Account Debtor" means, with respect to any Account, any Person obligated
      --------------
to make payment thereunder, including, without limitation, any account debtor thereon.

     "Adjusted Fair Market Value of the Virginia Property" means, (i) for any
      ---------------------------------------------------
day on which the Virginia Property is owned in fee simple by Comdial Business Communications Corporation and is subject to a first priority perfected lien in favor of the Bank, 80% of the fair market value of the Virginia Property (a) as determined by the "Real Property" Market Value Appraisal dated June 15, 1999 performed by MB Valuation Services, Inc. or (b) as determined by any other appraisal of the Virginia Property performed for the Bank after the date of this Agreement (the latest of the appraisals described in sub-clauses (a) and (b), the "Real Property Appraisal"); and (ii) for any day on which the Virginia Property is not owned in fee simple by Comdial Business Communications Corporation or is not subject to a first priority perfected lien in favor of the Bank, $-0-.

     "Adjusted Liquidation Value of the Company's Fixed Assets" means, for any
      --------------------------------------------------------
day, 70% of the orderly liquidation value of the Equipment (as such term is defined in the Security Agreement) owned by the Company on such day as determined by the Personal Property Orderly

Liquidation Value Appraisal dated August 17, 2000 performed by MB Valuation Services, Inc. (the "Personal Property Appraisal").

     "Adjusted Value of the Ineligible Accounts and Inventory" shall mean, for
      -------------------------------------------------------
any day, 30% of the sum of (i) the value of all Accounts minus the value of all Eligible Accounts as of such day and (ii) the value of all Inventory minus the value of all Eligible Inventory as of such day.

     "Advance" means an advance of Revolving Credit Loans made by the Bank to
      -------
the Company under the Revolving Credit Facility as provided in Section 2.1.

     "Affiliate" means, as to any Person, each other Person that directly or
      ---------
indirectly (through one or more intermediaries or otherwise) controls, is controlled by or is under common control with such Person. The term "control" means (i) the power to vote twenty percent (20%) or more of the securities or other equity interests of a Person having ordinary voting power, or (ii) the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     "Agreement" means this Amended and Restated Credit Agreement as amended,
      ---------
restated or otherwise modified.

     "Asset Sale" means any direct or indirect sale, conveyance, transfer, lease
      ----------
(other than operating leases entered into in the ordinary course of business), assignment or other transfer or disposition for value by the Company or any of its Subsidiaries to any Person other than the Company or a Material Subsidiary of the Company of any property or assets of the Company or any of its Subsidiaries (including without limitation any bulk sale of Inventory owned by the Company or any of its Subsidiaries to a contract manufacturer), other than a sale, conveyance, transfer, lease or assignment of Inventory in the ordinary course of business.

     "AutoBorrow Service Agreement" means an AutoBorrow Service Agreement
      ----------------------------
between the Company and the Bank substantially in the form of Exhibit F attached
                                                              ---------
hereto with the blanks therein appropriately completed.

     "Bank" means Bank of America, N.A., a national banking association,
      ----
predecessor in interest to NationsBank, N.A., and Bank of America, N.A.'s successors.

     "Borrowing Base" means, for any day, the sum of (i) eighty percent (80%) of
      --------------
the aggregate Net Unpaid Balance of all Eligible Accounts plus (ii) fifty percent (50%) of the value of all Eligible Inventory.

     "Borrowing Base Certificate" means a certificate of the Company in a form
      --------------------------
satisfactory to the Bank containing a computation of the Borrowing Base.

     "Budgeted Consolidated EBITDA" means the projected Consolidated EBITDA for
      ----------------------------
the following periods, as set forth in the annual budget for the Company and its Subsidiaries for calendar year 2001 delivered to the Bank in accordance with
Section 8.1(d): for the period January 1, 2001 to and including March 31, 2001; for the period January 1, 2001 to and including June 30, 2001; for the period January 1, 2001 to and including September 30, 2001; and for the period January 1, 2001 to and including December 31, 2001.

     "Business Day" means (i) for all purposes other than as set forth in clause
      ------------
(ii) below, any day, other than a Saturday, Sunday or legal holiday, on which banks in McLean, Virginia are open for the conduct of their commercial banking business, and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, the Revolving Credit Loans while they are bearing interest at a rate based on LIBOR, any day that is a Business Day described in clause (i) and that is also a day for trading by and between banks in U.S. dollar deposits in the London interbank market.

     "Capital Lease" means any lease which, in accordance with GAAP, should be
      -------------
capitalized on the balance sheet of the lessee.

     "Capital Lease Obligations" means the aggregate amount which, in accordance
      -------------------------
with GAAP, should be reported as a liability on the balance sheet of a Person with respect to Capital Leases.

     "Closing Date" means the date the initial Advance under the Revolving
      ------------
Credit Facility is made.

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time, and any successor statute, including the rules or regulations promulgated thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed to also refer to any successor sections.

     "Commercial L/C Application" shall have the meaning assigned thereto in
      --------------------------
Section 3.2(a).

     "Company" means Comdial Corporation, a Delaware corporation, in its
      -------
capacity as borrower hereunder.

     "Consolidated EBITDA" means, for any period and without duplication, the
      -------------------
sum of (i) Consolidated Net Income for such period, (ii) the aggregate amount deducted in determining Consolidated Net Income for such period with respect to interest, taxes, depreciation and amortization, and (iii) the aggregate amount deducted in determining Consolidated Net Income for such period with respect to extraordinary losses and other non-cash items which decreased Consolidated Net Income for such period, minus the aggregate amount of extraordinary gains included in Consolidated Net Income for such period and minus the aggregate amount of other non-cash items which increased Consolidated Net Income for such period.

     "Consolidated EBITDA to Budgeted Consolidated EBITDA" means, for any
      ---------------------------------------------------
period, the percentage calculated by dividing Consolidated EBITDA for such period by Budgeted Consolidated EBITDA for such period.

     "Consolidated Funded Debt" means, at any date and without duplication, the
      ------------------------
sum of (i) all indebtedness for borrowed money of the Company and its Subsidiaries, including, without limitation, all indebtedness of the Company and its Subsidiaries evidenced by bonds, debentures, notes and other similar instruments, (ii) all obligations of the Company and its Subsidiaries to pay the deferred purchase price of property or services, other than trade payables arising in the ordinary course of business, (iii) all Capital Lease Obligations of the Company and its Subsidiaries and (iv) all indebtedness of any other Person secured by any security interest or other lien on any asset of the Company or any of its Subsidiaries or guaranteed by the Company or any of its Subsidiaries.

     "Consolidated Net Income" means, for any period, the consolidated net
      -----------------------
income of the Company and its Subsidiaries determined in accordance with GAAP for such period.

     "Consolidated Net Worth" means, at any date, the amount by which the
      ----------------------
consolidated total assets of the Company and its Subsidiaries exceeds the consolidated total liabilities of the Company and its Subsidiaries.

     "Consolidated Total Capital" means, at any date, the sum of Consolidated
      --------------------------
Net Worth and Consolidated Funded Debt.

     "Deed of Trust" means the Credit Line Deed of Trust dated October 22, 1998,
      -------------
between Comdial Business Communications Corporation as grantor and Robert K. Blake and Bryan F. English as trustees, as amended by the First Modification to Credit Line Deed of Trust dated November 22, 2000, substantially in the form of Exhibit C attached hereto with the blanks therein appropriately completed (such
---------
modification, the "Modification to Deed of Trust"), and as further amended, modified or restated, pursuant to which Comdial Business Communications Corporation has granted to the Bank a lien on the Virginia Property to secure all obligations of the Company to the Bank up to a maximum amount secured of $15,000,000.

     "Default" means any event, act or condition which, with the giving of
      -------
notice or lapse of time, or both, would constitute an Event of Default.

     "Default Rate" means with respect to any Revolving Credit Loans bearing
      ------------
interest based on the LIBOR Daily Floating Rate or the Prime Rate at the time the applicable Event of Default occurs, two percent (2%) in excess of the Prime Rate, with such rate to change as of the date of each change in the Prime Rate.

     "Dollars" or "$" means, unless otherwise qualified, dollars in lawful
      --------------
currency of the United States.

     "Eligible Accounts" means all billed Accounts for goods delivered or
      -----------------
services rendered owing to the Company or any Material Subsidiary as to which the Bank has a first priority perfected security interest, excluding:

               (i) Accounts arising out of sales that are not in the ordinary course of the business of the Company or any Material Subsidiary, unless otherwise agreed to by the Bank;

               (ii) Accounts on terms other than those normal or customary in the business of the Company or any Material Subsidiary;

               (iii) Accounts which (1) with respect to the Company and all of the Material Subsidiaries except KVT, are outstanding the lesser of (a) more than 90 days past the original invoice date with respect thereto and
     (b) more than 60 days past the due date set forth in the invoice with respect thereto, except in each case for Accounts for which payment is due not later than 30 days after installation and installation has not yet occurred, and (2) with respect to KVT, are outstanding more than 60 days past the due date set forth in the invoice with respect thereto;

               (iv) Accounts of any Account Debtor if 50% or more of the Accounts of such Account Debtor are (1) with respect to the Company and all of the Material Subsidiaries except KVT, the lesser of (a) more than 90 days past the original invoice date with respect thereto, except in each case for Accounts for which payment is due not later than 30 days after installation and installation has not yet occurred, and (b) more than 60 days past the due date set forth in the invoice with respect thereto, and
     (2) with respect to KVT, outstanding more than 60 days past the due date set forth in the invoice with respect thereto;

               (v) Accounts the liability for which has been disputed by the Account Debtor, or any Account that is subject to any asserted setoff or counterclaim of any nature whatsoever to the extent of such asserted setoff or counterclaim;

               (vi) Accounts owing from any Person that shall take or be the subject of any insolvency or bankruptcy proceeding;

               (vii) Accounts owing from any Person that is (1) a supplier to or creditor of the Company, provided that if such supplier is a dealer for the Company or any Subsidiary of the Company, then only to the extent of the indebtedness owed by such dealer to the Company or such Subsidiary of the Company or (2) a Subsidiary of the Company;

               (viii) Accounts arising out of sales to Account Debtors outside the United States;

               (ix) Accounts arising out of sales on a bill-and-hold, guaranteed sale, sale or return, sale on approval or consignment basis or subject to any right of return, set-off or charge-back;

               (x) Accounts owing from an Account Debtor that is an agency, department or instrumentality of the United States or any state governmental authority in the United States, except to the extent that the Company or any Material Subsidiary, as the case may be, shall have complied with all applicable federal, state and local assignment of claims statutes and all similar laws, rules and regulations and shall have taken all such other and further action as the Bank shall require in its sole discretion;

               (xi) Accounts representing billings in excess of costs and earnings and retainage;

               (xii) Accounts that are subject to any prior assignment or security interest, lien, claim or encumbrance of any kind in favor of any Person other than the Bank;

               (xiii) C.O.D. sales, whether or not such sales are accompanied by a sight draft;

               (xiv) any conditional sales agreement or other agreement pursuant to which the Company has retained title to the goods sold or a lien thereon to secure payment of the Account;

               (xv) Accounts due from any Account Debtor whose total obligations to the Company exceed 20% of all Eligible Accounts to the extent of the obligations of such Account Debtor in excess of such percentage;

               (xvi)    Accounts representing accrued rebates;

               (xvii) Accounts representing credit balances which (1) with respect to the Company and all of the Material Subsidiaries except KVT, are outstanding the lesser of (a) more than 90 days past the original invoice date with respect thereto and (b) more than 60 days past the due date set forth in the invoice with respect thereto, and (2) with respect to KVT, are outstanding more than 60 days past the due date set forth in the invoice with respect thereto;

               (xviii) Accounts representing advance replacements sent to the Account Debtor by the Company or any Material Subsidiary, whether or not such Accounts are labeled "TS Accounts" on the Borrowing Base Certificate; and

               (xix) any other Accounts, the validity, collectibility or amount of which are determined in good faith by the Company, any Material Subsidiary or the Bank to be doubtful, or which are otherwise unacceptable to the Bank, in its sole discretion.

     "Eligible Inventory" means all raw material Inventory and finished goods
      ------------------
Inventory of the Company or any Material Subsidiary, valued at the lower of cost or fair market value, (i) which is physically located in the continental United States on premises owned by the Company or any Material Subsidiary (or, if such premises are owned by a third Person, such Person has waived or subordinated any landlord's lien it may have, in a form satisfactory to the Bank and its counsel), (ii) in which the Bank has a first priority perfected security interest, (iii) for which the Company or such Material Subsidiary has not received a prepayment, provided that if a partial prepayment has been received and the Company or such Material Subsidiary has not identified any Inventory to
---
the contract under which such partial prepayment was received, only to the extent that the total sale price for such Inventory under such contract exceeds the value of the Inventory allocated to such partial prepayment, (iv) which has not been returned to KVT by any purchaser thereof, (v) which is not supplies (other than raw materials), packaging or work in process, (vi) which has not been reserved for on the Company's or any Material Subsidiary's inventory records, (vii) which is of a kind usually and customarily sold by the Company or any Material Subsidiary and which is not, because of damage, age, unmerchantability, obsolescence or any other condition or circumstance, materially impaired in condition, value or marketability in the good faith opinion of the Bank, the Company or any Material Subsidiary, and (viii) which is not otherwise unacceptable to the Bank, in its sole discretion.

     "Environmental Laws" means any and all federal, state and local laws,
      ------------------
statutes, ordinances, rules, regulations, permits, licenses, approvals and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and any successor statute, including the rules and regulations promulgated thereunder, in each case as in effect from time to time. References to sections of ERISA will be construed to also refer to any successor sections.

     "Event of Default" shall have the meaning assigned thereto in Section 11.
      ----------------

     "Florida Inventory Premises" means the real property commonly know as 106
      --------------------------
Cattlemen Road, Sarasota, Florida 34232, at which the Inventory owned by KVT is located.

     "Funded Debt to Total Capital Ratio" means the ratio of Consolidated Funded
      ----------------------------------
Debt as of the date of measurement to Consolidated Total Capital as of such date.

     "GAAP" means generally accepted accounting principles, as recognized from
      ----
time to time by the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Company and its Subsidiaries throughout the period indicated and consistent with the prior financial practice of the Company and its Subsidiaries.

     "Governmental Authority" means any government or political subdivision or
      ----------------------
any court, agency, authority, department, commission, board, bureau or instrumentality thereof.

     "Guaranties" means the Guaranty Agreements, each dated October 22, 1998,
      ----------
pursuant to which the Guarantors have unconditionally guaranteed all obligations of the Company to the Bank.

     "Guarantors" means Comdial Telecommunications, Inc., Comdial Business
      ----------
Communications Corporation, Comdial Enterprise Systems, Inc., KVT, Aurora Systems, Inc., Array Telecom Corporation, American Phone Centers, Inc., Comdial Telecommunications International, Inc. and each other Subsidiary of the Company which hereafter becomes a Material Subsidiary and executes and delivers a Guaranty to the Bank pursuant to Section 8.14.

     "Hazardous Materials" means any substances or materials (i) which are or
      -------------------
become defined as hazardous wastes, hazardous substances, pollutants, contaminants or toxic substances under any applicable Environmental Law, (ii) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (iii) the presence of which require investigation or remediation under any applicable Environmental Law, (iv) the discharge or emission or release of which requires a permit or license under any applicable Environmental Law, (v) which are found by a court of competent jurisdiction to constitute a nuisance or a trespass to neighboring properties or found by any Governmental Authority of competent jurisdiction to pose a health or safety hazard to persons, (vi) which consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance of the type listed in any other part of this definition, or (vii) which contain asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas in percentages or at levels which make them subject to applicable Environmental Laws.

     "Inventory" means all "Inventory" (as defined in the Security Agreement)
      ---------
now owned or hereafter acquired by the Company or any Material Subsidiary.

     "KVT" means Key Voice Technologies, Inc., a Delaware corporation and
      ---
wholly-owned Subsidiary of the Company.

     "Landlord Lien Waiver" shall have the meaning assigned thereto in Section
      --------------------
7.1(1).

     "L/C Application" means a Commercial L/C Application or a Standby L/C
      ---------------
Application.

     "L/C Fee" means one and one-half percent (1-1/2%) per annum.
      -------

     "L/C Obligations" means, at any time, an amount equal to the sum of (i) the
      ---------------
aggregate undrawn and unexpired amount of the then outstanding Letters of Credit, and (ii) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.4.

     "Letters of Credit" shall have the meaning assigned thereto in Section 3.1.
      -----------------

     "LIBOR" means the LIBOR Daily Floating Rate.
      -----

     "LIBOR Daily Floating Rate" means, for any day, the rate of interest
      -------------------------
(rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the one-month London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) on such day (or, if such day is not a Business Day, on the preceding Business
Day), as adjusted from time to time in the Bank's sole discretion (for its customers with loans bearing interest based on the LIBOR Daily Floating Rate generally) for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs. If for any reason such rate is not available, the term "LIBOR Daily Floating Rate" means, for any day, the rate of interest equal to the one-month rate of interest (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the one-month London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) on such day (or, if such day is not a Business Day, on the preceding Business Day), as adjusted from time to time in the Bank's sole discretion (for its customers with loans bearing interest based on the LIBOR Daily Floating Rate generally) for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs; provided that if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate will be the arithmetic mean of all such rates.

     "Loan Documents" means this Agreement, the Revolving Credit Note, the Term
      --------------
Loan Note, the Deed of Trust, the Security Agreement, the Subsidiary Security Agreements, the Pledge Agreement, the Subsidiary Pledge Agreement, the Guaranties, the L/C Applications, the Release Agreement, the Landlord Lien Waiver, any AutoBorrow Service Agreement in effect and each other document, agreement and instrument executed and delivered by the Company or any of its Subsidiaries in connection with this Agreement or otherwise referred to herein or contemplated hereby, all as they may be amended, restated, acknowledged or otherwise modified.

     "Material Adverse Effect" means a material adverse effect upon (i) the
      -----------------------
business, assets, properties, liabilities, condition (financial or otherwise), results of operations or business prospects of the Company or the Company and its Subsidiaries taken as a whole, (ii) the ability of the Company to perform any obligation under this Agreement or any other Loan Document to which it is a party, (iii) the legality, validity, binding effect or enforceability of any Loan Document, or (iv) the ability of the Bank to enforce any material rights or remedies under or in connection with any Loan Document.

     "Material Subsidiary" means Comdial Telecommunications, Inc., Comdial
      -------------------
Business Communications Corporation, Comdial Enterprise Systems, Inc., KVT, Aurora Systems, Inc., Array Telecom Corporation, American Phone Centers, Inc., Comdial Telecommunications International, Inc. and any other Subsidiary now owned or hereafter acquired by the Company which now or hereafter has total assets (determined in accordance with GAAP) which exceed $1,000,000.

     "Net Proceeds of an Asset Sale" means the aggregate proceeds received by
      -----------------------------
the Company or any of its Subsidiaries, in cash or any cash equivalent (including payments in respect of deferred payment obligations when received in the form of cash or any cash equivalent), in connection with such Asset Sale, after deducting from the amount of such proceeds the sum of (a) all out-of-pocket costs and expenses associated with such Asset Sale and (b) any amount actually paid by the Company or such Subsidiary to discharge, or to cause the discharge of, any lien or security interest on the asset being sold that is superior in priority to the Bank's lien or security interest on such asset; provided, however, that if at any time any non-cash consideration received by the Company or any of its Subsidiaries, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash or any cash equivalent, then such conversion or disposition shall be deemed to constitute an Asset Sale and the proceeds of such conversion, sale or other disposition shall be deemed to be Net Proceeds of an Asset Sale.

     "Net Unpaid Balance" means, for any day, the unpaid balance of an Eligible
      ------------------
Account on such date not including any unearned finance charges, late payment charges or other charges, or any extension, service or collection fees with respect thereto.

     "Original Credit Agreement" shall have the meaning assigned thereto in the
      -------------------------
preamble of this Agreement.

     "PBGC" means the Pension Benefit Guaranty Corporation as created under
      ----
ERISA, or any successor thereto under ERISA.

     "Person" means an individual, corporation, limited liability company,
      ------
partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

     "Pledge Agreement" means the Pledge Agreement dated October 22, 1998,
      ----------------
between the Company and the Bank, pursuant to which the Company has pledged to the Bank the capital stock of each Material Subsidiary existing as of the Closing Date (other than Comdial Business Communications Corporation) to secure all obligations of the Company to the Bank.]

     "Prime Rate" means the rate which the Bank establishes from time to time as
      ----------
its prime rate, with any change of interest resulting from a change in the Prime Rate being effective on the effective date of each change therein. The Company acknowledges and agrees that the Prime Rate is a reference used in determining interest rates on certain loans by the Bank and is not intended to be the lowest rate of interest charged on any extension of credit to any customer.

     "Release Agreement" shall have the meaning assigned thereto in Section
      -----------------
7.1(m).

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System of the United States, as it may be amended from time to time.

     "Regulation U" means Regulation U of the Board of Governors of the Federal
      ------------
Reserve System of the United States, as it may be amended from time to time.

     "Revolving Credit Commitment" means Twenty-One Million Five Hundred
      ---------------------------
Thousand Dollars ($21,500,000) for the period from the Closing Date to and including December 30, 2000, Sixteen Million Five Hundred Thousand Dollars ($16,500,000) for the period from December 31, 2000 to and including March 30, 2001, and Fifteen Million Dollars ($15,000,000) for the period March 31, 2001 to the Revolving Credit Termination Date.

     "Revolving Credit Facility" means the revolving credit facility established
      -------------------------
pursuant to Section 2.

     "Revolving Credit Loans" shall have the meaning assigned thereto in Section
      ----------------------
2.1.

     "Revolving Credit Note" shall have the meaning assigned thereto in Section
      ---------------------
2.2.

     "Revolving Credit Termination Date" means the earlier to occur of (i)
      ---------------------------------
December 31, 2001 and (ii) the date on which the Revolving Credit Commitment is terminated pursuant to Section 11.

     "SEC" means the Securities and Exchange Commission and any successor
      ---
thereto.

     "Security Agreement" means the Security Agreement dated October 22, 1998,
      ------------------
between the Company and the Bank, pursuant to which the Company has granted the Bank a security interest in all of the Company's accounts, inventory, equipment, general intangibles and other personal property to secure all obligations of the Company to the Bank.

     "Standby L/C Application" shall have the meaning assigned thereto in
      -----------------------
Section 3.2(b).

     "Subsidiary" means, as to any Person, any corporation, partnership, limited
      ----------
liability company or other entity of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity is at the time, directly or indirectly, owned by such Person (irrespective of whether, at the time, capital stock or other ownership interests of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to "Subsidiary" or "Subsidiaries" herein shall refer to those of the Company.

     "Subsidiary Pledge Agreement" means the Subsidiary Pledge Agreement dated
      ---------------------------
October 22, 1998, between Comdial Telecommunications, Inc. and the Bank, pursuant to which Comdial Telecommunications, Inc. has pledged to the Bank the capital stock of Comdial Business Communications Corporation to secure all obligations of the Company to the Bank.

     "Subsidiary Security Agreements" means the Subsidiary Security Agreements,
      ------------------------------
each dated October 22, 1998, pursuant to which each Material Subsidiary existing as of October 22, 1998 granted to the Bank a security interest in such Material Subsidiary's accounts, inventory, equipment, general intangibles and other personal property to secure all obligations of the Company to the Bank.

     "Term Loan" shall have the meaning assigned thereto in Section 4.1.
      ---------

     "Term Loan Collateral Value" means, for any day, the sum of (i) the
      --------------------------
Adjusted Fair Market Value of the Virginia Property plus (ii) the Adjusted Liquidation Value of the Company's Fixed Assets plus (iii) the Adjusted Value of the Ineligible Accounts and Inventory.

     "Term Loan Note" shall have the meaning assigned thereto in Section 4.2.
      --------------

     "Undrawn Revolving Commitment Amount" means, for any day, the difference
      -----------------------------------
(but not less than $-0-) between (1) lesser of (i) the Revolving Credit Commitment minus the L/C Obligations and (ii) the Borrowing Base minus the L/C Obligations, and (2) the unpaid principal balance of the Revolving Credit Loans on such day.

     "Virginia Property" means the real property owned by Comdial Business
      -----------------
Communications Corporation and located at 1180 Seminole Trail, Charlottesville, Virginia 22901, together with all improvements thereon and appurtenances thereto.

     "Written" or "in writing" means any form of written communication,
      -------      ----------
including communication by means of telefacsimile, telex, telecopier, telegraph or cable.

     1.2  Other General Terms.
          -------------------

     (a)  Section References, Etc.  Unless otherwise specified, a reference in
          ------------------------
this Agreement to a particular section, subsection, schedule or exhibit is a reference to that section, subsection, schedule or exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or the plural will include the singular and plural.

     (b)  Defined Terms.  Unless otherwise defined herein, all capitalized terms
          -------------
defined in this Agreement will have the defined meanings when used in this Agreement, the Revolving Credit Note, the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

     (c)  Other References.  The words "hereof," "herein," and "hereunder" and
          ----------------
words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

     (d)  Accounting Terms.  Except as otherwise expressly provided herein, all
          ----------------
accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under GAAP.


                                   SECTION 2
                           REVOLVING CREDIT FACILITY
                           -------------------------

     2.1  Revolving Credit Loans.  Upon the terms and subject to the conditions
          ----------------------
contained in this Agreement, the Bank agrees to make loans (herein referred to collectively as the "Revolving Credit Loans") to the Company from time to time during the period from the date of this Agreement until the Revolving Credit Termination Date; provided that the aggregate principal amount of all outstanding Revolving Credit Loans does not at any time exceed the lesser of (i) the Revolving Credit Commitment minus the L/C Obligations and (ii) the Borrowing Base minus the L/C Obligations.

     2.2  Revolving Credit Note.  The obligation of the Company to repay the
          ---------------------
Revolving Credit Loans will be evidenced by the Company's promissory note (the "Revolving Credit Note") payable to the order of the Bank at its office at 8300 Greensboro Drive, Suite 800, McLean, Virginia 22102, or such other place as the holder may from time to time designate, in substantially the form of Exhibit A
                                                                     ---------
attached hereto with the blanks therein appropriately completed, dated as of the date of the initial Revolving Credit Loan and payable on the Revolving Credit Termination Date. Accrued interest on the Revolving Credit Loans will be due and payable on the last day of each month, when the Revolving Credit Loans are paid in full, and on the Revolving Credit Termination Date, on which date the entire unpaid principal balance of the Revolving Credit Loans, if not due sooner, and all interest accrued thereon will be due and payable in full.

     2.3  Interest Rate.  The outstanding principal amount of the Revolving
          -------------
Credit Loans as it exists from time to time will bear interest as provided in
Section 5.

     2.4  Notice and Manner of Borrowing.  Unless there is an AutoBorrow Service
          ------------------------------
Agreement in effect between the Company and the Bank (in which case it will govern the mechanics of Advances under the Revolving Credit Facility), the Company will give the Bank notice of each Advance under the Revolving Credit Commitment (which notice may be in writing or by telephone if promptly confirmed in writing), not later than 12:00 noon (Eastern time) on the date of such Advance. Each such notice of borrowing shall specify the requested funding date (which shall be a Business Day) and the amount of the proposed Advance. On the borrowing date specified in such notice, the Bank shall make the Advance by crediting the amount thereof to the general deposit account of the Company maintained with the Bank or as otherwise directed by the Company.

     2.5  Purpose.  The Company will use the proceeds of Advances under the
          -------
Revolving Credit Facility for working capital and for other general corporate purposes (which may include the purchase of not more than $100,000 in the aggregate of restricted common stock from employees of the Company in any fiscal year of the Company).

     2.6  Prepayments.
          -----------

     (a)  Mandatory.  If, at any time, the aggregate principal amount of all
          ---------
outstanding Revolving Credit Loans exceeds the lesser of (i) the Revolving Credit Commitment minus the L/C Obligations and (ii) the Borrowing Base minus the L/C Obligations, the Company will immediately prepay the Revolving Credit Loans in an amount sufficient to eliminate such excess.

     (b)  Voluntary.  The Company may prepay all or any part of the Revolving
          ---------
Credit Loans at any time and from time to time without premium or penalty.


                                   SECTION 3
                               LETTERS OF CREDIT
                               -----------------

     3.1  Letter of Credit Facility.  Upon the terms and subject to the
          -------------------------
conditions contained in this Agreement and in the applicable L/C Applications, the Bank agrees to issue irrevocable letters of credit (herein referred to collectively as the "Letters of Credit") for the account of the Company or any Material Subsidiary from time to time during the period from the date of this Agreement through but excluding the Revolving Credit Termination Date, in an aggregate stated amount which, when added to the aggregate unpaid reimbursement obligations under the L/C Applications, will not exceed at any time outstanding the least of (i) $5,000,000, (ii) the Revolving Credit Commitment minus the aggregate principal amount of all outstanding Revolving Credit Loans, and (iii) the Borrowing Base minus the aggregate principal amount of all outstanding Revolving Credit Loans.

     3.2  Documentation.
          -------------

     (a)  Commercial Letters of Credit.  Not less than three (3) Business Days
          ----------------------------
prior to the date a commercial Letter of Credit is to be issued for its account, the Company (and the applicable Material Subsidiary, if applicable) will complete, execute and deliver to the Bank an Application and Agreement for Commercial Letter of Credit (each, a "Commercial L/C Application"), each substantially in the form of Exhibit D attached hereto with the blanks therein
                             ---------
appropriately completed, and such other documents as the Bank may reasonably require in connection therewith. Each commercial Letter of Credit issued by the Bank will be subject to the terms and conditions of the Commercial L/C Application pursuant to which it is issued as well as the terms and conditions of this Agreement. In the event of a conflict between the provisions of a Commercial L/C Application and the provisions of this Agreement, the provisions of this Agreement will govern.

     (b)  Standby Letters of Credit.  Not less than five (5) Business Days prior
          -------------------------
to the date a standby Letter of Credit is to be issued for its account, the Company (and the applicable Material Subsidiary, if applicable) will complete, execute and deliver to the Bank an Application and Agreement for Standby Letter of Credit (each, a "Standby L/C Application"), each substantially in the form of Exhibit E attached hereto with the blanks therein appropriately completed, and
---------
such other documents as the Bank may reasonably require in connection therewith. Each standby Letter of Credit issued by the Bank will be subject to the terms and conditions of the Standby L/C Application pursuant to which it is issued as well as the terms and conditions of this Agreement. In the event of a conflict between the provisions of the Standby L/C Application and the provisions of this Agreement, the provisions of this Agreement will govern.

     3.3  Fees.  For each Letter of Credit issued under the terms of this
          ----
Agreement, the Company will pay or cause the applicable Material Subsidiary to pay to the Bank at the time of issuance a fee computed on the amount of such Letter of Credit at the rate equal to the applicable L/C Fee. Such fee will be fully earned at the time such Letter of Credit is issued and nonrefundable. The Company will also pay or cause the applicable Material Subsidiary to pay the Bank when due its customary administrative fees as they may be established or altered from time to time for issuing Letters of Credit and for honoring drafts thereunder and, if applicable, for transferring, amending or extending such Letters of Credit. Nothing contained herein, however, shall obligate the Bank to transfer, amend or extend beyond its original maturity date any Letter of Credit.

     3.4  Reimbursement Obligations.  The Company will pay or cause the
          -------------------------
applicable Material Subsidiary to pay to the Bank promptly upon demand any and all amounts paid by the Bank under any Letter of Credit, as provided in the applicable L/C Application, together with interest on such amount from the date such amount was paid by the Bank to the date it receives payment in federal or other immediately available funds at the LIBOR Daily Floating Rate plus three percent (3%) per annum, with such rate to be reset on each day on which there is a change to the LIBOR Daily Floating Rate. Such interest shall be computed for the actual number of days elapsed over a year of 360 days.

     3.5  Expiration of Letters of Credit.  Unless the Bank shall otherwise
          -------------------------------
agree, each commercial Letter of Credit issued under the provisions of this Agreement shall expire not later than six (6) months after its date of issuance, each standby Letter of Credit issued under the provisions of this Agreement shall expire not later than one (1) year after its date of issuance and in any event all Letters of Credit shall expire on or before December 31, 2001.

                                   SECTION 4
                                   TERM LOAN
                                   ---------

     4.1  Term Loan.  Upon the terms and subject to the conditions contained in
          ---------
this Agreement, the Bank agrees to lend to the Company, in one advance on the Closing Date, an amount equal to Eighteen Million Five Hundred Thousand Dollars ($18,500,000.00) (the "Term Loan"). The Term Loan shall be made at the office of the Bank set forth at the beginning of this Agreement by applying the amount thereof to the unpaid balance of the Revolving Credit Loans outstanding under the Original Credit Agreement. The Company shall have no right to reborrow any amount repaid or prepaid with respect to the Term Loan.

     4.2  Term Loan Note.  The obligation of the Company to repay the Term Loan
          --------------
will be evidenced by the Company's promissory note (the "Term Loan Note") payable to the order of the Bank at its office at 8300 Greensboro Drive, Suite 800, McLean, Virginia 22102, or such other place as the holder may from time to time designate, in substantially the form of Exhibit B attached hereto with the
                                             ---------
blanks therein appropriately completed, dated as of the date of the single advance under the Term Loan. Installments of principal on the Term Loan Note shall be due and payable on the following dates in the following amounts: June 30, 2001, $2,500,000; September 30, 2001, $2,500,000; December 31, 2001,
$2,500,000; and March 31, 2002, $11,000,000. Installments of interest on the Term Loan Note shall be due and payable commencing on November 30, 2000 and continuing on the last day of each month thereafter to and including March 31, 2002, on which date the entire unpaid principal balance of the Term Loan Note together with all accrued interest thereon shall be immediately due and payable.

     4.3  Interest Rate.  The outstanding principal amount of the Term Loan as
          -------------
it exists from time to time will bear interest as provided in Section 5.

     4.4  Prepayments.
          -----------

          (a)  Mandatory.__
               ---------

               (1)  Term Loan Collateral Value Exceeded.  If, at any time, the
                    -----------------------------------
aggregate principal amount of the Term Loan exceeds the sum of the Term Loan Collateral Value plus the Undrawn Revolving Commitment Amount, the Company will immediately prepay the Term Loan in an amount sufficient to eliminate such excess; provided that, with respect to the installments of principal due on the Term Loan Note on each of September 30, 2001 and December 31, 2001, the determination of whether the aggregate principal amount of the Term Loan exceeds the sum of the Term Loan Collateral Value plus the Undrawn Revolving Commitment Amount shall be made using the principal balance outstanding under the Term Loan
Note immediately prior to the payment of the scheduled principal installment due on such date. All such payments shall be applied to the installments of principal due under the Term Loan Note in their inverse chronological order of maturity.

               (2)  Sale of Assets. Not later than one (1) Business Day after
                    --------------
the Company's or any of its Subsidiaries' receipt of any Net Proceeds of an Asset Sale, the Company shall pay such Net Proceeds of an Asset Sale in Dollars in immediately available funds to the Bank. If such payment is made prior to or on June 30, 2001, the Net Proceeds of an Asset Sale shall first be applied to the installment of principal due and payable on June 30, 2001, and the balance, if any, to the installments of principal due under the Term Loan Note in their inverse chronological order of maturity. If such payment is made after June 30, 2001, the Net Proceeds of an Asset Sale shall be applied to the installments of principal due under the Term Loan Note in their inverse chronological order of maturity. Not later than two
(2) Business Days following any Asset Sale in which the value of the assets so sold is greater than $50,000 or which, when aggregated with the value of all other assets sold in connection with other Assets Sales occurring during the same fiscal month of the Company, has a value greater than $200,000, the Company shall execute and deliver to the Bank an updated Borrowing Base Certificate (which shall include the Company's calculation of the updated Term Loan Collateral Value) which calculates the Borrowing Base and the Term Loan Collateral Value after giving effect to such Asset Sale and which calculations shall be made (i) with respect to the Borrowing Base, by subtracting the value of the assets sold from the value of those assets shown on the Borrowing Base Certificate most recently delivered to the Bank in accordance with Section 8.1(f) and (ii) with respect to the Term Loan Collateral Value, by subtracting the value of the assets sold from the value of those assets shown in the Term Loan Collateral Value (using the Real Property Appraisal and/or the Personal Property Appraisal, as appropriate) on the Borrowing Base Certificate most recently delivered to the Bank in accordance with Section 8.1(f).

          (b)  Voluntary.  The Company may at any time and from time to time
               ---------
prepay, without premium or penalty, the Term Loan, in whole or in part, upon at least two (2) Business Days' written notice to the Bank specifying the date and amount of prepayment.

     4.5  Use of Proceeds.  The Company shall use the proceeds of the Term Loan
          ---------------
solely for the purpose of paying a portion of the unpaid balance of the Revolving Credit Loans outstanding under the Original Credit Agreement.


                                   SECTION 5
                          FEES, INTEREST AND PAYMENTS
                          ---------------------------

     5.1  Restructuring Fee.  The Company will pay to the Bank, on or before the
          -----------------
Closing Date, a restructuring fee with respect to this Agreement equal to One Hundred Thousand Dollars ($100,000.00), which fee will be fully earned and non-refundable as of the Closing Date.

     5.2  Interest Rates.  The outstanding principal amount of the Revolving
          --------------
Credit Loans and the Term Loan as they exist from time to time will bear interest at an annual rate equal to the LIBOR Daily Floating Rate plus three percent (3%), with such rate to be initially set by the Bank on the Closing Date and with such rate to be reset on each day on which there is a change to the LIBOR Daily Floating Rate. Interest on the Revolving Credit Loans and on the Term Loan will be computed on the basis of the actual number of days elapsed over a year of 360 days.

     5.3  Default Rate.  Upon the occurrence and during the continuance of an
          ------------
Event of Default, at the discretion of the Bank, the Revolving Credit Loans and the Term Loan will bear interest at the Default Rate, with such Default Rate to be effective on the first date as of which the applicable Event of Default occurs notwithstanding the fact that such Event of Default may not be reported or otherwise discovered until a subsequent date.

     5.4  Payments.  The disbursement of the Revolving Credit Loans hereunder
          --------
and each payment of the principal of and interest on the Revolving Credit Note, each installment of principal and each installment of interest on the Term Loan Note and all other fees, charges, costs and expenses owed to the Bank hereunder or under any other Loan Document shall be made in federal or other immediately available funds. For purposes of this provision, collected funds on deposit with the Bank are immediately available funds. The Company hereby irrevocably authorizes the Bank to charge any and all accounts of the Company maintained at the Bank for each payment of the principal of and interest on the Revolving Credit Note, each installment of principal on and each installment of interest on the Term Loan Note, and when due all other fees, charges, costs and expenses owed to the Bank by the Company or any of its Subsidiaries hereunder or under any other Loan Document, with the Company and its Subsidiaries, as the case may be, remaining liable for any deficiency.

     5.5  Payment on Days Other Than Business Days.  Whenever any payment to be
          ----------------------------------------
made hereunder, under the Revolving Note or under the Term Loan shall be stated to be due on a day other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest to be paid on such date.

     5.6  LIBOR Provisions.
          ----------------

     (a)  Increased Costs.  If either (i) the introduction of or any change by
          ---------------
any central bank or other Governmental Authority (whether or not having the force of law) (including, without limitation, any change by way of imposition or increase of reserve requirements other than those included in the computation of LIBOR but excluding any income tax on the overall income of the Bank) in or in the interpretation of any law or regulation by any central bank or other Governmental Authority (whether or not having the force of law), or (ii) the compliance by the Bank with any guideline or directive from any central bank or other Governmental Authority (whether or not having the force of law), shall result in any actual increase in the cost to the Bank of maintaining the Revolving Credit Loans or the Term Loan bearing interest at a rate based on LIBOR or reduce the amount receivable by the Bank on any such Revolving Credit Loans or the Term Loan, the Company will from time to time, upon demand by the Bank, pay to the Bank additional amounts sufficient to indemnify the Bank against such increased cost actually incurred or reduction in amount actually received. A certificate in reasonable detail as to the amount of such increased cost or reduction in amount received and method of calculation shall be submitted to the Company by the Bank and shall be conclusive, absent manifest error.

     (b)  LIBOR Deposits Unavailable.  If, by reason of circumstances affecting
          --------------------------
the London interbank market generally, deposits in Dollars are not being offered to the Bank, the Bank may forthwith give notice thereof to the Company, whereupon (a) the obligation of the Bank to make Revolving Credit Loans bearing interest at a rate based on LIBOR will be suspended and (b) any Revolving Credit Loans and the Term Loan bearing interest at a rate based on LIBOR will automatically be converted into Revolving Credit Loans and a Term Loan, as applicable, bearing interest at a rate based on the Prime Rate (unless the Company and the

Bank shall have agreed on an alternative method of determining the interest rate for the Revolving Credit Loans and the Term Loan).

     (c)  Changes in Law Rendering a LIBOR Loan Unlawful.  If, after the date of
          ----------------------------------------------
this Agreement, the introduction of, or any change in, any applicable law, rule or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by the Bank with any guideline or directive (whether or not having the force of law) of any such Governmental Authority, shall make it unlawful or impossible for the Bank to make, maintain or fund any Revolving Credit Loan or the Term Loan which bears interest at a rate based on LIBOR, the Bank shall promptly notify the Company, and the obligation of the Bank to make or maintain Revolving Credit Loans or the Term Loan which bear interest at a rate based on LIBOR shall forthwith be suspended for the duration of such illegality or impossibility. Upon such notice, unless the Company and the Bank shall have agreed on an alternative method of determining the interest rate for the Revolving Credit Loans and the Term Loan, any Revolving Credit Loans or the Term Loan then bearing interest based on the LIBOR Daily Floating Rate will immediately begin to bear interest at a rate based on the Prime Rate.

     (d)  Prime Rate.  If, as a result of the application of paragraphs (b) or
          ----------
(c) above, the Revolving Credit Loans or the Term Loan are to bear interest at a rate based on the Prime Rate, unless the Bank otherwise agrees, they will bear interest at the Prime Rate.

     5.7  Capital Adequacy.  If the Bank determines that any applicable law,
          ----------------
rule, regulation, guideline or request relating to capital adequacy adopted after the date of this Agreement, or any interpretation or administration thereof by any Governmental Authority, central bank or comparable agency or any change therein, or any interpretation or administration of any existing rule, regulation, guideline or request which is adopted or issued after the date of this Agreement, has or will have the effect of increasing the amount of capital required or expected to be maintained by the Bank based on the existence of the Revolving Credit Commitment, or its obligations hereunder, then upon demand by the Bank the Company will pay to the Bank such additional amounts as are necessary to compensate for the increased costs to the Bank as a result of such increase of capital. In determining such additional amounts, the Bank will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, and the Bank's determination of compensation shall be conclusive, absent manifest error. Upon determining that any increased costs will be payable pursuant to this Section 5.7, the Bank will give prompt written notice thereof to the Company, which notice will show the basis for calculation of such increased costs, although the failure to give any such notice shall not release or diminish any of the Company's obligations to pay such increased costs to the Bank.

                                   SECTION 6
                                REPRESENTATIONS
                                ---------------

     In order to induce the Bank to enter into this Agreement and to make the Revolving Credit Loans, to issue the Letters of Credit and to make the Term Loan, the Company represents and warrants to the Bank (which representations and warranties will survive the execution of the Revolving Credit Note, the making of Advances under the Revolving Credit Facility, the issuance of Letters of Credit, the execution of the Term Loan Note and the making of the single advance under the Term Loan) that:

     6.1  Subsidiaries.  On the Closing Date, the Company has the following
          ------------
Material Subsidiaries and no others:

               Comdial Telecommunications, Inc.
               Comdial Business Communications Corporation
               Comdial Enterprise Solutions, Inc.
               Key Voice Technologies, Inc.
               Aurora Systems, Inc.
               Array Telecom Corporation
               American Phone Centers, Inc.
               Comdial Telecommunications International, Inc.

     6.2  Organization and Existence.  Each of the Company and its Subsidiaries
          --------------------------
(i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has all requisite corporate or other power and authority and all licenses and permits necessary to own or lease and operate its properties and to carry on its business as now being conducted and as hereafter proposed to be conducted unless its failure to have any license or permit would not reasonably be expected, in any particular case or in the aggregate, to have a Material Adverse Effect, and (iii) is duly qualified and authorized to do business and is in good standing in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization unless its failure to qualify or be authorized would not reasonably be expected, in any particular case or in the aggregate, to have a Material Adverse Effect.

     6.3  Authority.  The Company has full corporate power and authority to
          ---------
enter into this Agreement and the other Loan Documents to which it is a party, to make the borrowings hereunder, to execute and deliver the Revolving Credit Note and the Term Loan Note and to incur the obligations provided for herein and therein, all of which have been duly authorized by all necessary corporate action. Each of the Company and any applicable Material Subsidiary has or will have full corporate power and authority to execute and deliver each L/C Application at the time it is delivered and to incur the obligations provided for therein, all of which have been or at the time of such delivery will have been duly authorized by all necessary corporate action. Each of the Material Subsidiaries existing on the Closing Date has full corporate power and authority to execute and deliver this Agreement (and the Modification to Deed of Trust in the case of Comdial Business Communications Corporation) and to incur the obligations provided for herein or therein, all of which have been duly authorized by all necessary corporate action. Each of the Material Subsidiaries existing on the Closing Date had full corporate power and authority to execute and deliver the Subsidiary Security Agreement and the Guaranty to which it is a party (and the Deed of Trust in the case of Comdial Business Communications Corporation) and to incur the obligations provided for therein, all of which were duly authorized by all necessary corporate action. Comdial Telecommunications, Inc. had full corporate power and authority to execute and deliver the Subsidiary Pledge Agreement and to incur the obligations provided for therein, all of which were duly authorized by all necessary corporate action. Other than those that have previously been obtained, no consent or approval of stockholders or consent or approval of, notice to or filing with any Governmental Authority is required as a condition to the validity or enforceability of this Agreement, the Revolving Credit Note, the Term Loan Note or any of the other Loan Documents.

     6.4  Binding Agreements.  This Agreement constitutes, and the Revolving
          ------------------
Credit Note, each L/C Application, the Term Loan Note and each other Loan Document to which the Company is a party when executed and delivered pursuant hereto for value received will constitute, the valid and legally binding obligations of the Company enforceable in accordance with their respective terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and similar laws relating generally to the enforcement of creditors' rights. This Agreement (and the Modification to Deed of Trust in the case of Comdial Business Communications Corporation) when executed and delivered pursuant hereto for value received will constitute the valid and legally binding obligation of the applicable Material Subsidiary enforceable in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and similar laws relating generally to the enforcement of creditors' rights. Each Subsidiary Security Agreement, each Guaranty and each L/C Application (and the Deed of Trust in the case of Comdial Business Communications Corporation) constitutes the valid and legally binding obligation of the applicable Material Subsidiary enforceable in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and similar laws relating generally to the enforcement of creditors' rights. The Subsidiary Pledge Agreement constitutes the valid and legally binding obligation of Comdial Telecommunications, Inc. enforceable in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and similar laws relating generally to the enforcement of creditors' rights.

     6.5  Litigation.  There are no proceedings pending or, to the knowledge of
          ----------
the Company, threatened before any court or administrative agency that would reasonably be expected, in any particular case or in the aggregate, to have a Material Adverse Effect.

     6.6  No Conflicting Agreements.  There is no charter, bylaw or preference
          -------------------------
stock provision of the Company and no provision of any existing mortgage, indenture, contract or agreement binding on the Company or affecting its property that would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement, the Revolving Credit Note, any L/C Application, the Term Loan Note or any other Loan Document to which the Company is a party. There is no charter, bylaw or preference stock provision of any Material Subsidiary existing on the Closing Date and no provision of any existing mortgage, indenture, contract or agreement binding on such Material Subsidiary or affecting its property that would conflict with or in any way prevent the execution, delivery or carrying out of the terms of the Subsidiary Security Agreement or Guaranty to which such Material Subsidiary is a party or any L/C Application to which such Material Subsidiary becomes a party (or the Deed of Trust in the case of Comdial Business Communications Corporation). There is no charter, bylaw or preference stock provision of Comdial Telecommunications, Inc. existing on the Closing Date and no provision of any existing mortgage, indenture, contract or agreement binding on Comdial Telecommunications, Inc. or affecting its property that would conflict with or in any way prevent the execution, delivery or carrying out of the terms of the Subsidiary Pledge Agreement.

     6.7  Financial Condition.  The audited consolidated balance sheet of the
          -------------------
Company and its Subsidiaries as of December 31, 1999, and the related consolidated statements of income, retained earnings and cash flows for the period then ended, certified by Deloitte & Touche, L.L.P., heretofore delivered to the Bank, are complete and correct in all material respects and fairly present the consolidated financial condition of the Company and its Subsidiaries and the results of their operations and changes in their financial position as of the date and for the period referred to therein and have been prepared in accordance with GAAP. The unaudited consolidated balance sheet of the Company and its Subsidiaries as of July 2, 2000, and the related consolidated statements of income, retained earnings and cash flows for the period then ended, heretofore delivered to the Bank, are complete and correct in all material respects and fairly present the consolidated financial condition of the Company and its Subsidiaries and the results of their operations and changes in their financial position as of the date and for the period referred to therein and have been prepared in accordance with GAAP, subject to year-end adjustments and the addition of footnotes. There are no material liabilities, direct or indirect, fixed or contingent, of the Company or any of its Subsidiaries as of the dates of such balance sheets that are not reflected therein or in the notes thereto. There has been no material adverse change in the financial condition or operations of the Company or any of its Subsidiaries since the dates of such balance sheets, and there has been no other material adverse change in the Company or any of its Subsidiaries.

     6.8  Ownership of Property.  Each of the Company and its Subsidiaries has
          ---------------------
good and valid fee simple or leasehold interests in all land and other real estate, and has good and valid title to all other properties and assets, it purports to own, including those referred to in the financial statements referred to in Section 6.7, except for defects in title which would not reasonably be expected, in any particular case or in the aggregate, to have a Material Adverse Effect. Each of the Company and its Subsidiaries enjoys full, peaceful and undisturbed possession under all leases necessary in any material respect for the operation of its business or properties. All such leases are valid and subsisting and are in full force and effect and, to the knowledge of the Company, no default or event of default exists thereunder.

     6.9  Intellectual Property.  Without limiting the generality of Section
          ---------------------
6.8, each of the Company and its Subsidiaries owns and possesses rights to use all franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, trade names, trade name rights, copyrights and other intellectual property rights which are required to conduct its business, except in cases in which a failure to own or possess any such rights would not reasonably be expected, in any particular case or in the aggregate, to have a Material Adverse Effect. No event has occurred which permits, or after notice or lapse of time, or both, would permit, the revocation or termination of any such rights, and neither the Company nor any of its Subsidiaries is liable to any Person for infringement under any applicable law with respect to any such rights as a result of its business operations, except in cases in which any such revocation, termination or liability would not reasonably be expected, in any particular case or in the aggregate, to have a Material Adverse Effect.

     6.10 Employee Benefit Pension Plans.  No fact, including, but not limited
          ------------------------------
to, any Reportable Event as defined in Section 4043 of ERISA, exists in connection with any employee benefit plan of the Company or any of its Subsidiaries covered by ERISA (including any plan of any member of a controlled group of corporations and all trades and businesses (whether or not incorporated) under common control which, together with the Company or any of its Subsidiaries, are treated as a single employer, under Section 414 of the
Code), which could constitute grounds for the termination of any such plan by the PBGC or for the appointment of any trustee to administer such plan by the appropriate United States District Court.

     6.11 Taxes.  Each of the Company and its Subsidiaries has filed or caused
          -----
to be filed all tax returns which are required to be filed by it pursuant to applicable law. Each of the Company and its Subsidiaries has paid, or made provisions for the payment of, all taxes, assessments, fees and other governmental charges which have or may have become due pursuant to those returns or otherwise, or pursuant to any assessment received by the Company or such Subsidiary, except such taxes that are being contested in good faith and by appropriate proceedings and as to which adequate reserves (determined in accordance with GAAP) have been provided, and no tax liens have been filed and, to the knowledge of the Company, no claims are being asserted against the Company or any Subsidiary with respect to any such taxes, fees or other charges.

     6.12 Compliance with Environmental and Other Laws.  Each of the Company and
          --------------------------------------------
its Subsidiaries is in compliance with all applicable laws, including but not limited to all Environmental Laws, the failure to comply with which would reasonably be expected, in any particular case or in the aggregate, to have a Material Adverse Effect. There are no past or present events, conditions, circumstances, activities, practices, incidents, actions or plans which would reasonably be expected to interfere with or prevent continued compliance, or which would reasonably be expected to give rise to any common law or statutory liability, under, relating to or in connection with any Environmental Law, or otherwise form the basis of any claim, action, suit, proceeding, hearing or investigation under applicable law based on or related to the manufacture, processing, distribution, use, treatment, storage, transport or handling, or the release or threatened release into the environment, of any Hazardous Material with respect to the Company or any of its Subsidiaries or their respective businesses which would reasonably be expected, in any particular case or in the aggregate, to have a Material Adverse Effect.

     6.13 Employee Relations.  As of the Closing Date, neither the Company nor
          ------------------
any of its Subsidiaries is a party to any collective bargaining agreement nor has any labor union been recognized as the representative of any employees of the Company or any of its Subsidiaries. The Company is not aware of any pending, threatened or contemplated strikes, work stoppages or other collective labor disputes involving its employees or those of any of its Subsidiaries.

     6.14 Investment Company Act; Public Utility Holding Company Act; Federal
          -------------------------------------------------------------------
Power Act.  Neither the Company nor any of its Subsidiaries is required to
---------
register under the provisions of the Investment Company Act of 1940, as amended, and neither the entering into or performance by the Company of this Agreement or any other Loan Documents, or the issuance of the Revolving Credit Note or the Term Loan Note, violates any provisions of such Act or requires any consent, approval, or authorization of, or registration with, any Governmental Authority pursuant to any of the provisions of such Act. Neither the Company nor any of its Subsidiaries is (i) a "holding company" or a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility," as such term is defined in the Federal Power Act, as amended.

     6.15 No Defaults.  Neither the Company nor any of its Subsidiaries is in
          -----------
default in the payment of the principal of or any interest on any indebtedness for borrowed money and, to the knowledge of the Company, neither the Company nor any of its Subsidiaries is otherwise in default under any instrument under or subject to which any such indebtedness has been incurred, and no event has occurred under the provisions of any such instrument which, with the giving of notice or the lapse of time, or both, would constitute an event of default thereunder.

     6.16 Federal Regulations.  No part of the proceeds of any of the Revolving
          -------------------
Credit Loans or the Term Loan and no Letter of Credit has been or will be used by the Company for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U or for any other purpose which violates the provisions of the Regulations of the Board of Governors of the Federal Reserve System. If requested by the Bank, the Company will furnish to the Bank a statement to the foregoing effect in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U.

     6.17 Accuracy of Information.  To the best knowledge of the Company, no
          -----------------------
written information, exhibit or report furnished by an officer of the Company or by an officer of any of its Subsidiaries to the Bank in connection with the negotiation of this Agreement or any of the other Loan Documents contains any material misstatement of fact or omits to state any material fact necessary to make the statement contained therein not misleading, and the Company has no knowledge of any fact that the Company or any of its Subsidiaries has not disclosed to the Bank in writing that would reasonably be expected to result in a Material Adverse Effect.

     6.18 Non-Material Subsidiaries.  As of the Closing Date, none of American
          -------------------------
Telecommunications Corp., Comdial Consumer Communications Corporation, Comdial Custom Manufacturing Inc., Comdial Technology Corporation, Comdial Video Telephony Inc., Telecom Technologies Inc. or Comdial Convergent Communications, Inc. is a Material Subsidiary.

     6.19 Survival of Representations and Warranties, Etc.  All representations
          ------------------------------------------------
and warranties set forth in this Section 6 and all representations and warranties contained in any certificate or any of the other Loan Documents (including but not limited to any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date, shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Bank or any extension of credit hereunder.

                                   SECTION 7
                        CONDITIONS TO CREDIT EXTENSIONS
                        -------------------------------

     7.1  Conditions to Initial Credit Extensions.  The obligation of the Bank
          ---------------------------------------
to make the initial Advance under the Revolving Credit Facility and the single advance under the Term Loan is subject to each of the following conditions precedent, or if any such condition is waived by the Bank as a condition to the making of such initial Advance or such single advance under the Term Loan, such condition shall, at the option of the Bank, be a condition to the making of subsequent Advances under the Revolving Credit Facility or the issuance of Letters of Credit:

     (a)  Approval of Bank's Counsel.  All legal matters incident to this
          --------------------------
Agreement, including without limitation all documents and opinions, shall be satisfactory to counsel for the Bank.

     (b)  Certificates, Evidence of Corporate Action by Company, Etc.  The
          -----------------------------------------------------------
Company shall have delivered to the Bank such closing and officer's certificates as may be reasonably requested by the Bank, along with a certified copy of the Company's articles of incorporation and bylaws, an incumbency certificate relating to its officer(s) who will be executing on its behalf this Agreement and the other Loan Documents to which the Company is a party, a certified copy of the resolutions of its board of directors authorizing and approving the transactions described herein (and any other papers evidencing corporate action taken by the Company relating to this Agreement), and a good standing certificate related to the Company of recent date from the Delaware Secretary of State.

     (c)  Certificate, Evidence of Corporate Action by Material Subsidiaries.
          ------------------------------------------------------------------
The Company shall have caused each of the Material Subsidiaries existing on the Closing Date to deliver to the Bank such closing and officer's certificates as may be reasonably requested by the Bank, along with a certified copy of its articles of incorporation and bylaws, an incumbency certificate relating to its officer(s) who will be executing on its behalf the Loan Documents to which it is a party, a certified copy of the resolutions of its board of directors authorizing and approving such Loan Documents and the transactions described therein (and all other papers evidencing corporate action taken by such Material Subsidiary relating to such Loan Documents), and a good standing certificate relating to such Material Subsidiary of recent date from the applicable Governmental Authority.

     (d)  Opinion of Counsel.  The Company shall have delivered to the Bank a
          ------------------
favorable opinion of counsel or opinions of counsel for the Company and the Material Subsidiaries, dated as of the Closing Date and satisfactory in form and substance to the Bank.

     (e)  Revolving Credit Note.  The Company shall have executed and delivered
          ---------------------
to the Bank the Revolving Credit Note.

     (f)  Term Loan Note.  The Company shall have executed and delivered to the
          --------------
Bank the Term Loan Note.

     (g)  Modification to Deed of Trust.  Comdial Business Communications
          -----------------------------
Corporation shall have executed and delivered to the Bank the Modification to Deed of Trust, along with a recording receipt indicating to the Bank's satisfaction that the Modification to Deed of Trust has been properly recorded in the Clerk's Office of the Circuit Court of the County of Albemarle, Virginia.

     (h)  Financing Statements and PTO Filings.  The Company and the Material
          ------------------------------------
Subsidiaries shall have executed and delivered to the Bank financing statements in form satisfactory to the Bank receipted to show that they have been filed in the appropriate filing offices to perfect and/or continue the perfection of the security interests granted to the Bank in the Security Agreement and the Subsidiary Security Agreement including without limitation financing statements naming KVT as debtor filed in the State of Florida and financing statements naming Comdial Enterprise Solutions, Inc. as debtor filed in the Commonwealth of Virginia. The Company and the Material Subsidiaries shall also have executed and delivered to the Bank such documents, instruments and agreements as are necessary for the Bank to file notices of and to perfect its security interests in the patents, trademarks and copyrights owned by the Company or any of its Material Subsidiaries with the United States Patent and Trademark Office.

     (i)  Mortgagee Title Insurance. The Bank shall have received an endorsement
          -------------------------
to the existing policy of mortgagee title insurance insuring the lien of the Deed of Trust as a first priority deed of trust on the Virginia Property in the amount of $15,000,000, issued by a title insurance company acceptable to the Bank, without exception for possible filed or unfiled mechanics' and materialmen's liens, containing only such exceptions to title as are acceptable to the Bank, and containing such endorsements and affirmative coverage as are requested by the Bank.

     (j)  UCC Search Reports.  The Company shall have delivered to the Bank
          ------------------
uniform commercial code search reports acceptable to the Bank covering the Company or the applicable Material Subsidiary, as applicable, for each filing office in which a financing statement in favor of the Bank has been filed to perfect the security interests granted to the Bank in the Security Agreement or any Subsidiary Security Agreement and for each filing office otherwise specified by the Bank, which show only such financing statements as are acceptable to the Bank.

     (k)  Evidence of Insurance.  The Company shall have delivered to the Bank
          ---------------------
evidence satisfactory to the Bank that all insurance required by the terms of this Agreement and the other Loan Documents is in full force and effect.

     (l)  Landlord Lien Waiver.  The Company shall have delivered to the Bank a
          --------------------
landlord's lien waiver substantially in the form of Exhibit G attached hereto
                                                    ---------
and made a part hereof (the "Landlord Lien Waiver"), which shall have been executed by KVT, the fee owner of the Florida Inventory Premises, any landlord of the Florida Inventory Premises (if different from the fee owner), and all mortgagees of the Florida Inventory Premises, along with a recording receipt indicating to the Bank's satisfaction that the Landlord Lien Waiver has been properly recorded in the Clerk's Office of the Superior Court of the County of Sarasota, Florida.

     (m)  Release Agreement.  The Company and its Subsidiaries shall have
          -----------------
executed and delivered to the Bank a release agreement substantially in the form of Exhibit H attached hereto and made a part hereof (the "Release Agreement"),
   ---------
dated as of the Closing Date.

     (n)  Borrowing Base Certificate.  The Company shall have delivered to the
          --------------------------
Bank its initial Borrowing Base Certificate meeting the requirements of Section 8.1(f).

     (o)  Term Loan Collateral Value.  The Company shall have delivered to the
          --------------------------
Bank the Company's initial calculation of the Term Loan Collateral Value as of the Closing Date, and the Bank shall have accepted such calculation as correct.

     (p)  Other Documents.  The Company shall have delivered to the Bank such
          ---------------
other documents and information as may have been reasonably requested by the Bank.

     7.2  Conditions to Each Credit Extension.  The obligation of the Bank to
          -----------------------------------
make each Advance under the Revolving Credit Facility (including, without limitation the first such Advance), to make the single advance under the Term Loan, and to issue each Letter of Credit is subject to each of the following additional conditions precedent:

     (a)  Notices; Applications. With respect to any Advance under the Revolving
          ---------------------
Credit Facility, unless an AutoBorrow Service Agreement is in effect, the Company shall have given the notice of borrowing as required by Section 2.4; and, with respect to any Letter of Credit, the Company (and the applicable Material Subsidiary, if applicable) shall have executed and delivered to the Bank an appropriate L/C Application as required by Section 3.2(a) or Section 3.2(b), as applicable.

     (b)  Compliance.  The Company shall have complied and shall then be in
          ----------
compliance in each case in all material respects with all of the terms, covenants and conditions of this Agreement and the other Loan Documents to which the Company is a party.

     (c)  No Event of Default. No Default shall have occurred and be continuing,
          -------------------
no Event of Default shall exist, and no Default or Event of Default would result from the making of such Advance or the issuance of such Letter of Credit, as applicable.

     (d)  Representations and Warranties.  The representations and warranties
          ------------------------------
contained in Section 6 shall, except to the extent that they relate solely to an earlier date and except to the extent that the Bank has consented in writing to any change in the nature of the business or operations of the Company or any Subsidiary which would render any such representation or warranty untrue, be true in all material respects with the same effect as though such representations and warranties had been made at the time of the making of such Advance, the single advance, or the issuance of such Letter of Credit, as applicable.

     (e)  No Injunction, Etc.  No action, proceeding, investigation, regulation
          -------------------
or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain or prohibit, or to obtain substantial damages with respect to, or which is related to or arises out of, this Agreement or any of the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which in the Bank's reasonable discretion, would make it inadvisable to make such Advance, the single advance, or issue such Letter of Credit, as applicable.

     7.3  Acknowledgments.
          ---------------

     (a)  Acknowledgments By Company and Bank.  The Company and the Bank
          -----------------------------------
acknowledge and agree that the Original Credit Agreement shall be amended and restated in its entirety simultaneously with the making of the initial Advance under the Revolving Credit Loans and the single advance of the Term Loan, and on and after such date, the Original Credit Agreement shall be of no force or effect. The Company and the Bank further acknowledge and agree that the Revolving Credit Note issued pursuant to the Original Credit Agreement shall be renewed and replaced by the Revolving Credit Note simultaneously with the making of the initial Advance under the Revolving Credit Loans.

     (b)  Acknowledgments By Company.  The Company hereby expressly (i)
          --------------------------
acknowledges and agrees that all indebtedness, obligations and liabilities of the Company under this Agreement, the Revolving Credit Note, the Term Loan Note and all of the other Loan Documents are and shall continuously be secured by the "Collateral" as defined in the Security Agreement and by the "Collateral" as defined in the Pledge Agreement, (ii) acknowledges and agrees that it does not have any offsets, counterclaims or defenses of any kind to any of its obligations, covenants or agreements under the Security Agreement, the Pledge Agreement or the AutoBorrow Service Agreement in effect as of the Closing Date, and (iii) reaffirms all of its obligations under each of the Security Agreement, the Pledge Agreement and the AutoBorrow Service Agreement in effect as of the Closing Date, each of which Security Agreement, Pledge Agreement and AutoBorrow Service Agreement in effect as of the Closing Date remains in full force and effect in all respects.

     (c)  Acknowledgments By Material Subsidiaries.  Each of the Material
          ----------------------------------------
Subsidiaries hereby expressly (i) consents to the terms of this Agreement and all of the Loan Documents, (ii) acknowledges and agrees that all indebtedness, obligations and liabilities of the Company under this Agreement, the Revolving Credit Note, the Term Loan Note and all of the other Loan Documents are and shall continuously be secured by the "Collateral" as defined in the Subsidiary Security Agreement executed by such Material Subsidiary, (iii) acknowledges and agrees that it does not have any offsets, counterclaims or defenses of any kind to any of its obligations, covenants or agreements under the Subsidiary Security Agreement that it executed, and (iii) reaffirms all of its obligations under the Subsidiary Security Agreement that it executed, which Subsidiary Security Agreement remains in full force and effect in all respects. Furthermore, each of the Material Subsidiaries hereby expressly (i) acknowledges and agrees that the term "Obligations" as defined in the Guaranty Agreement it executed includes without limitation all indebtedness, obligations and liabilities of the Company under this Agreement, the Revolving Credit Note, the Term Loan Note and all of the other Loan Documents, (ii) acknowledges and agrees that it does not have any offsets, counterclaims or defenses of any kind to any of its obligations, covenants or agreements under the Guaranty Agreement that it executed, (iii) agrees that neither this Agreement nor any of the other Loan Documents releases, impairs or otherwise limits in any way any of such Material Subsidiary's obligations under the Guaranty Agreement it executed, and (iv) reaffirms all of its obligations under the Guaranty Agreement that it executed, which Guaranty Agreement remains in full force and effect in all respects.

     (d)  Acknowledgments By Comdial Telecommunications, Inc.  Comdial
          --------------------------------------------------
Telecommunications, Inc. hereby expressly (i) acknowledges and agrees that all indebtedness, obligations and liabilities of the Company under this Agreement, the Revolving Credit Note, the

Term Loan Note and all of the other Loan Documents are and shall continuously be secured by the "Collateral" as defined in the Subsidiary Pledge Agreement, (ii) acknowledges and agrees that it does not have any offsets, counterclaims or defenses of any kind to any of its obligations, covenants or agreements under the Subsidiary Pledge Agreement, and (iii) reaffirms all of its obligations under the Subsidiary Pledge Agreement, which Subsidiary Pledge Agreement remains in full force and effect in all respects.

     (e)  Acknowledgments By the Company and the Material Subsidiaries.  Each of
          ------------------------------------------------------------
the Company and the Material Subsidiaries hereby expressly acknowledges and agrees that (i) all references to the Credit Agreement in any of the Loan Documents or in any other document or instrument that refers to the Credit Agreement shall be deemed to be references to this Agreement, (ii) all references to "NationsBank, N.A." or the "Bank" in any of the Loan Documents shall be deemed to be references to Bank of America, N.A., a national banking association, and (iii) nothing contained in this Agreement shall be construed to constitute a novation with respect to the indebtedness described in the Original Credit Agreement.


                                   SECTION 8
                             AFFIRMATIVE COVENANTS
                             ---------------------

     So long as the Company may borrow under the Revolving Credit Facility or request that the Bank issue Letters of Credit or any Letter of Credit is outstanding and until payment in full of the Revolving Credit Loans, the Term Loan and payment and performance of all other obligations of the Company hereunder and under the other Loan Documents, the Company will:

     8.1  Financial Statements.  Furnish to the Bank:
          --------------------

     (a) as soon as available, but in no event more than forty-five (45) days after the end of each of the Company's fiscal quarters, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and a consolidated income statement of the Company and its Subsidiaries to the end of such quarter, each in reasonable detail and in form and substance satisfactory to the Bank, prepared in accordance with GAAP and certified by the chief financial officer of the Company, provided that the Company may deliver, in lieu of the foregoing quarterly financial statements, the quarterly report of the Company for the applicable fiscal quarter on Form 10-Q filed with the SEC, but only as long as the financial statements contained in such quarterly report are substantially the same in content as the financial statements referred to above in this Section 8.1(a); with each such quarterly financial statements to be accompanied by (i) consolidated balance sheets and consolidated income statements with respect to Material Subsidiaries for which there has been any material financial activity during the applicable quarter, prepared in the ordinary course of the Company's business, and (ii) a compliance certificate, in form and detail satisfactory to the Bank and signed by the chief financial officer of the Company, which provides a detailed calculation of the financial covenants contained herein as of the applicable fiscal quarter end and a statement as to whether the Company is in compliance with all of the terms and conditions of this Agreement;

     (b)  as soon as available, but in no event more than one hundred twenty
(120) days after the end of each of the Company's fiscal years, a copy of the annual consolidated financial statements of the Company and its Subsidiaries in reasonable detail and in form and substance satisfactory to the Bank, prepared in accordance with GAAP and audited by certified public accountants of national standing or otherwise satisfactory to the Bank, which financial statements shall include a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year, a consolidated statement of income and retained earnings of the Company and its Subsidiaries for such fiscal year, a consolidated statement of cash flows for the Company and its Subsidiaries for such fiscal year, a reconciliation of net worth, and all normal and reasonable financial notes, provided that the Company may deliver, in lieu of the foregoing annual financial statements, the annual report of the Company for the applicable fiscal year on Form 10-K filed with the SEC, but only as long as the financial statements contained in such annual report are substantially the same in content as the financial statements referred to above in this
Section 8.1(b); with each such annual financial statements to be accompanied by a compliance certificate, in form and detail satisfactory to the Bank and signed by the chief financial officer of the Company, which provides a detailed calculation of the financial covenants contained herein as of the applicable fiscal year end and a statement as to whether the Company is in compliance with all of the terms and conditions of this Agreement;

     (c) promptly upon distribution thereof, copies of all other financial statements, proxy statements, notices and reports, if any, which the Company sends to its stockholders and copies of all registration statements (without exhibits and other than on Form S-8) and all reports (other than reports on Forms 3, 4 or 5) which the Company files with the SEC;

     (d) as soon as available, but in no event later than February 15 of each year, a copy of the annual budget for the Company and its Subsidiaries for that year (including a proforma consolidated balance sheet, income statement and statement of cash flows) signed by the chief financial officer of the Company and in form and substance acceptable to the Bank;

     (e) as soon as possible, but in no event more that five (5) days after the Company obtains knowledge of a Default or an Event of Default, a certificate of the chief financial officer of the Company setting forth the details of such Default or Event of Default and the action the Company has taken or proposes to take with respect thereto;

     (f) As soon as available and in any event within fifteen (15) days after the end of each fiscal month of the Company, a Borrowing Base Certificate executed by the chief financial officer of the Company setting forth the Borrowing Base and the Term Loan Collateral Value as of the last Business Day of such month, and, if the Company or any of its Subsidiaries engaged in any Asset Sales during such month in which the value of the assets so sold was less than $50,000 or which, when aggregated with the value of all other assets sold in connection with other Assets Sales occurring during the same fiscal month of the Company, had a value greater than $200,000, such Borrowing Base Certificate shall include an itemization of the assets sold during such month, the value of such assets, and the net consideration received for such assets;

     (g) as soon as available and in any event within fifteen (15) days after the end of each fiscal month of the Company:

          (1) a report listing all Accounts of the Company or any Material Subsidiary as of the last Business Day of such month, which report shall include the amount and age of each Account, the name and mailing address of each Account Debtor and such other information as the Bank may require in order to verify the Eligible Accounts, all in reasonable detail and in form satisfactory to the Bank;

          (2) a report listing all Inventory of the Company or any Material Subsidiary as of the last Business Day of such month, which shall include the cost and location thereof and such other information as the Bank may require in order to verify the Eligible Inventory, all in reasonable detail and in form satisfactory to the Bank; and

          (3) a report listing all accounts payable of the Company and any Material Subsidiary in reasonable detail and in form satisfactory to the Bank.

     (h) with reasonable promptness, such additional information, reports and statements concerning the Company, any Subsidiary or any of their respective businesses or properties as the Bank may from time to time reasonably request.

     8.2  Inspections and Collateral Audits.  Permit, and cause each Subsidiary
          ---------------------------------
to permit, an audit team from the Bank, any Affiliate of the Bank or any agent of the Bank to review the Accounts, the Inventory and any other collateral of the Bank and all of the Company's or such Subsidiary's books, records, files and computer files relating thereto for the purpose of preparing a written report concerning the Bank's collateral and matters relating thereto, and the Company shall pay for the cost of each such audit upon demand by the Bank; provided that, if no Default or Event of Default shall have occurred and be continuing, the Company shall have no obligation to pay for more than two (2) such audits in any calendar year. In addition to the foregoing, the Company shall permit, and cause each of its Subsidiaries to permit, the Bank and its representatives to discuss the Company's and its Subsidiaries' affairs with the Company's and its Subsidiaries' officers.

     8.3  Taxes.  Pay and discharge, and cause each of its Subsidiaries to pay
          -----
and discharge, all taxes, assessments, and governmental charges upon it, its income, and its properties prior to the date on which penalties are attached thereto, unless and to the extent only that (i) such taxes, assessments, and governmental charges are being contested by the Company or such Subsidiary, as the case may be, in good faith and by appropriate proceedings, and (ii) the Company or such Subsidiary, as the case may be, has established on its books adequate reserves with respect to such tax, assessment or charge so contested in accordance with GAAP.

     8.4  Payment of Obligations.  Pay and discharge, and cause each of its
          ----------------------
Subsidiaries to pay and discharge, at or before their maturity all indebtedness and other obligations and liabilities of the Company and its Subsidiaries, except when (i) the same may be contested by the Company or such Subsidiary, as the case may be, in good faith and by appropriate proceedings, and (ii) the Company or such Subsidiary, as the case may be, has established on its books adequate reserves with respect to such indebtedness, obligation or liability in accordance with GAAP.

     8.5  Insurance.  Maintain, and cause each of its Subsidiaries to maintain,
          ---------
adequate insurance with responsible companies reasonably satisfactory to the Bank in such amounts and against such risks as are customarily carried by owners of similar businesses and property. The covenant contained in this Section 8.5 shall be in addition to any covenants relating to insurance in the other Loan Documents.

     8.6  Corporate Existence.  Maintain, and cause each of its Subsidiaries to
          -------------------
maintain, its corporate existence in good standing, except as otherwise permitted by Section 10.3.

     8.7  Licenses and Permits.  Maintain, and cause each of its Subsidiaries to
          --------------------
maintain, all permits, licenses, authorizations, approvals and intellectual property required to own and operate the businesses and properties of the Company and its Subsidiaries, except where a failure to maintain any such permit, license, authorization, approval or intellectual property would not reasonably be expected, in a particular case or in the aggregate, to have a Material Adverse Effect.

     8.8  Properties.  Maintain, preserve, and protect, and cause each of its
          ----------
Subsidiaries to maintain, preserve and protect, all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good repair, working order, and condition, and from time to time make or cause to be made all needful and proper repairs, renewals, replacements, betterments, and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and permit the Bank and its agents to enter upon and inspect such properties during normal business hours upon reasonable notice; provided, however, that nothing contained in this Section 8.8 shall prohibit the Company or any Subsidiary from selling or disposing of property in the ordinary course of business which the Company or such Subsidiary determines in its reasonable business judgment to be no longer useful in the conduct of its business; provided, further that the Company or such Subsidiary shall strictly comply with the provisions of Section 4.4(a).

     8.9  Employee Benefit Pension Plans.  Promptly during each year, pay, and
          ------------------------------
cause each of its Subsidiaries to pay, contributions that in the judgment of the chief financial officer of the Company after reasonable inquiry are believed adequate to meet at least the minimum funding standards set forth in Sections 302 through 305 of ERISA with respect to each employee benefit pension plan of the Company and its Subsidiaries, if any, covered by ERISA (including any plan of any member of a controlled group of corporations and all trades and businesses (whether or not incorporated) under common control which, together with the Company or any Subsidiary, are treated as a single employer, under
Section 414 of the Code); file, and cause each of its Subsidiaries to file, each annual report required to be filed pursuant to Section 103 of ERISA in connection with each such plan for each year; and notify the Bank within ten
(10) days of the occurrence of a Reportable Event (as defined in Section 4043 of ERISA) that might constitute grounds for termination of any such plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer any such plan.

     8.10 Business Continuation.  Continue, and cause each of its Subsidiaries
          ---------------------
to continue, to operate its business substantially as currently operated.

     8.11 Compliance with Environmental Laws.  Comply, and cause each of its
          ----------------------------------
Subsidiaries to comply, in all material respects with all Environmental Laws.

     8.12 Compliance with Other Applicable Laws.  Comply, and cause each of its
          -------------------------------------
Subsidiaries to comply, with all other applicable laws, rules, regulations and orders of any Governmental Authority having jurisdiction over it, except where a failure to comply would not reasonably be expected, in any particular case or in the aggregate, to have a Material Adverse Effect.

     8.13 GAAP.  Maintain, and cause each of its Subsidiaries to maintain, its
          ----
books and records in accordance with GAAP.

     8.14 Additional Stock Pledges, Security Agreements and Guaranties.  Provide
          ------------------------------------------------------------
the Bank prompt written notice of the creation, formation or acquisition of any Material Subsidiary which has not previously executed and delivered a Subsidiary Security Agreement and a Guaranty to the Bank (and of the fact that a Subsidiary which was not previously a Material Subsidiary and which has not previously executed and delivered a Subsidiary Security Agreement and a Guaranty to the Bank has become a Material Subsidiary); and, as soon as possible and in any event within thirty (30) days after such notice, (i) execute and deliver to the Bank a pledge agreement, substantially in the form of the Pledge Agreement, pursuant to which the Company pledges to the Bank the capital stock of such new Material Subsidiary, (ii) cause such new Material Subsidiary to execute and deliver to the Bank a security agreement, substantially in the form of the Subsidiary Security Agreement, pursuant to which such new Material Subsidiary grants the Bank a security interest in all of its accounts, inventory, equipment, general intangibles and other personal property to secure all obligations of the Company to the Bank, and a guaranty agreement, substantially in the form of the Guaranties, pursuant to which such new Material Subsidiary guarantees all obligations of the Company to the Bank, and (iii) deliver or cause to be delivered to the Bank in connection therewith all stock certificates and stock powers, financing statements, UCC search reports, resolutions, opinions and other documents that the Bank may reasonably request.

     8.15 Collection of Accounts.  The Company shall use its best efforts, and
          ----------------------
will cause each Material Subsidiary to use its best efforts, to cause to be collected from each Account Debtor, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. The Company shall not rescind or cancel, and shall not permit any Material Subsidiary to rescind or cancel, any indebtedness or obligation evidenced by any Account, modify, make adjustments to, extend, renew, compromise or settle any material dispute, claim, suit or legal proceeding relating to or sell or assign any Account, or interest therein, without the prior written consent of the Bank, except that, subject to the rights of the Bank under the Loan Documents, if no Default or Event of Default shall have occurred and be continuing, the Company or any Material Subsidiary may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Company or such Material Subsidiary finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of discounts, over-billings and miscellaneous credits, all in accordance with the Company's or such Material Subsidiary's ordinary course of business consistent with its historical collection practices. The costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by the Company, any Material Subsidiary or the Bank, shall be borne by the Company or such Material Subsidiary. Notwithstanding anything contained in this
Section 8.15 to the contrary, neither the Company nor any Material Subsidiary shall change its credit policies or procedures to establish a due date in any invoice more than 30 days after the date of such invoice or, in the case of any invoice issued prior to installation, 30 days after the date of installation.

     8.16 Establishment of Lock-Box Account and Notification to Account Debtors.
          ---------------------------------------------------------------------
On or before December 31, 2000, the Company shall execute and deliver to the Bank all documents required by the Bank to establish and administer a lock-box account for the Accounts. Immediately after such lock-box account has been established, the Company and each Material Subsidiary shall promptly notify each Account Debtor in respect of any Account that any payments due or to become due in respect of such Account are to be made in the name of the Company or such Material Subsidiary to such address and post office box as shall be specified by the Bank.

     8.17 Further Modifications to Deed of Trust.  If, at any time after the
          --------------------------------------
date of this Agreement, the Bank obtains an updated appraisal for the Virginia Property and such updated appraisal determines that the fair market value of the Virginia Property is in excess of $15,000,000, the Company shall cause Comdial Business Communications Corporation to execute and deliver such modifications to the Deed of Trust as the Bank shall require to increase the amount of indebtedness secured by the Deed of Trust. In addition, the Company shall promptly cause to be delivered to the Bank such modifications or endorsements to the mortgagee title insurance policy that insures the Bank's lien on the Virginia Property as the Bank shall require insuring such modifications to the Deed of Trust and increasing the amount of title insurance. The Company shall pay the Bank on demand for all attorneys' fees, recording costs, title insurance premiums and other charges associated with the preparation and recordation of such modifications to the Deed of Trust and such modifications and endorsements to such title insurance policy.

     8.18 AutoBorrow Service Agreement.  The Company hereby acknowledges and
          ----------------------------
agrees that the Bank, in its sole discretion, may, at any time, terminate the AutoBorrow Service Agreement, and take any and all actions necessary or advisable in connection with such termination.


                                   SECTION 9
                              FINANCIAL COVENANTS
                              -------------------

     So long as the Company may borrow under the Revolving Credit Facility or request that the Bank issue Letters of Credit or any Letter of Credit is outstanding and until payment in full of all of the Revolving Credit Loans, the Term Loan and payment and performance of all other obligations of the Company hereunder and under the other Loan Documents:

     9.1  Funded Debt to Total Capital Ratio. The Company will not permit the
          ----------------------------------
Funded Debt to Total Capital Ratio, measured as of the end of each fiscal quarter of the Company, to exceed .55 to 1.

     9.2  Minimum EBITDA.  The Company will not permit Consolidated EBITDA or
          ---------------
Consolidated EBITDA to Budgeted Consolidated EBITDA to be less than the following amounts or percentages, as applicable, measured as of the end of the fiscal quarters of the Company shown below for the periods shown below:




                                                                  Minimum Consolidated
                                                Minimum            EBITDA to Budgeted
      Measurement Period                  Consolidated EBITDA     Consolidated EBITDA
      ------------------                  -------------------     -------------------
-----------------------------------------------------------------------------------------------
 January 1, 2001 to and including           $  840,000.00                     70%
  March 31, 2001
-----------------------------------------------------------------------------------------------
 January 1, 2001 to and including           $1,680,000.00                     70%
  June 30, 2001
-----------------------------------------------------------------------------------------------
 January 1, 2001 to and including           $5,000,000.00                     85%
  September 30, 2001
-----------------------------------------------------------------------------------------------
 January 1, 2001 to and including           $7,900,000.00                     85%
  December 31, 2001
-----------------------------------------------------------------------------------------------

                                  SECTION 10
                              NEGATIVE COVENANTS
                              ------------------

     So long as the Company may borrow under the Revolving Credit Facility or request that the Bank issue Letters of Credit or any Letter of Credit is outstanding and until payment in full of all of the Revolving Credit Loans and the Term Loan and payment and performance of all other obligations of the Company hereunder and under the other Loan Documents, without the prior written consent of the Bank, the Company will not:

     10.1 Additional Borrowing.  Create, incur, assume, or suffer to exist, or
          --------------------
permit any Subsidiary to create, incur, assume or suffer to exist, in any manner any indebtedness for borrowed money, deferred payment obligation for the purchase of assets, or other indebtedness, except (i) indebtedness owing to the Bank, (ii) indebtedness owing from the Company to a Material Subsidiary, from a Material Subsidiary to the Company, or from a Material Subsidiary to another Material Subsidiary, (iii) trade accounts payable arising in the ordinary course of business and payable on customary terms, (iv) capital leases of the Company set forth on Schedule 10.1 and (v) operating leases of the Company incurred in
             -------------
the ordinary course of the Company's business which do not exceed $3,000,000 in payment and other obligations for the Company in the aggregate in any fiscal year of the Company.

     10.2 Mortgages and Pledges.  Create, incur, assume, or suffer to exist, or
          ---------------------
permit any Subsidiary to create, incur, assume or suffer to exist, any mortgage, pledge, lien, or other encumbrance of any kind upon, or any security interest in, the Virginia Property or any of the Company's or such Subsidiary's other property or assets, whether now owned or hereafter acquired, except (i) liens for taxes not yet delinquent or being contested in good faith and by appropriate proceedings, (ii) liens in connection with workers' compensation, unemployment insurance, or other social security obligations, (iii) mechanic's, worker's, materialman's, carrier's, or other like liens (but excluding landlord's liens) arising in the ordinary course of business with respect to obligations that are not due or that are being contested in good faith and by appropriate proceedings, (iv) mortgages, pledges, liens, and encumbrances in favor of the

Bank, (v) purchase money security interests in the assets set forth on
Schedule 10.2, (vi) zoning restrictions, easements, licenses, restrictions on
-------------
the use of real property or minor irregularities in the title thereto, which do not, in the opinion of the Company or such Subsidiary, as the case may be, materially impair the use of such property in the operation of the business of the Company or such Subsidiary, as the case may be, or the value of such property for the purposes of such business, and (vii) attachment, judgment and other non-tax liens if stayed and bonded off pending appeal.

     10.3 Merger, Consolidation, or Sale of Assets.  Enter into any merger,
          ----------------------------------------
consolidation or similar combination with any other Person, or sell, transfer, lease, assign, or otherwise dispose of (in one transaction or a series of transactions) all or any substantial part of its assets, or permit any Subsidiary to do so, except (i) the Company or any Material Subsidiary may, subject to Section 10.4, merge with any corporation provided (a) the Company or such Material Subsidiary, as the case may be, is the surviving corporation, and
(b) immediately prior to and after giving effect to such merger no Default or Event of Default exists or would exist, (ii) any Subsidiary may merge or consolidate with the Company (provided that the Company is the surviving corporation) or with any other Subsidiary, (iii) any Subsidiary may sell, transfer, lease, assign or otherwise dispose of any of its assets to the Company or any Material Subsidiary, and (iv) the Company and its Subsidiaries may sell, transfer, lease, assign and otherwise dispose of assets which (a) have a value less than $50,000 or which, when aggregated with the value of all other assets sold, transferred, leased, assigned or otherwise disposed of during the same fiscal month of the Company, have a value less than $200,000 and (b) have a value greater than the values set forth in sub-clause (a) with the consent of the Bank, which consent the Bank agrees to provide to the Company or such Subsidiary not later than two (2) Business Days following the Company's or such Subsidiary's written request therefor in the limited circumstance that such written request (1) identifies each asset to be sold, transferred, leased, assigned or otherwise disposed of exactly as such asset is identified in the Personal Property Appraisal, (2) identifies the value assigned to each such asset in the Personal Property Appraisal, (3) identifies the consideration to be received for each such asset, which consideration must be greater than the value assigned to each such asset in the Personal Property Appraisal and (4) confirms
                                                               ---
that the Company or such Subsidiary shall receive the entire consideration for such sale, transfer, lease, assignment or other disposition of assets in immediately available funds in Dollars prior to or on the date of such sale, provided in the case of each of sub-clause (a) and (b) that the Company or such Subsidiary strictly complies with Section 4.4(a).

     10.4 Acquisitions.  Acquire, or permit any Subsidiary to acquire, in one
          ------------
transaction or a series of transactions, all or any substantial part of the capital stock (or other ownership interests) or assets of any other Person, unless the Company has provided to the Bank proforma financial statements giving effect to such acquisition and demonstrating to the Bank's reasonable satisfaction that, after giving effect to such acquisition, the Company will be and remain in compliance with the financial covenants and other terms of this Agreement, and the Company has obtained the prior written consent of the Bank to such acquisition, which written consent of the Bank will not be unreasonably withheld.

     10.5 Contingent Liabilities.  Assume, guarantee, endorse, or otherwise
          ----------------------
become surety for or upon the obligation of any Person, except by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business, or permit any Subsidiary to do so.

     10.6 Loans.  Make, or permit any Subsidiary to make, any loans or advances
          -----
to any Person, except (i) loans and advances made by the Company and its Subsidiaries to employees for reimbursable expenses that do not exceed $5,000 to any one employee or $100,000 in the aggregate in any fiscal year of the Company and (ii) loans and advances made by the Company to the dealers set forth on
Schedule 10.6 that do not exceed $482,000 in the aggregate at any time
-------------
outstanding.

     10.7 Dissolution.  Dissolve or liquidate in whole or in part, or permit any
          -----------
Material Subsidiary to dissolve or liquidate in whole or in part.

     10.8 Conduct of Business.  Engage, or permit any Subsidiary to engage, in
          -------------------
any business other than the manufacture, distribution and sale of telecommunications equipment and services, voice processing equipment and services, computer software development, data transmission equipment and services and any business reasonably related thereto.

     10.9 Affiliate Transactions.  Enter into, or permit any of its Subsidiaries
          ----------------------
to enter into, any transaction with an Affiliate (other than a Material Subsidiary), or sell, transfer, lease, assign or otherwise dispose of any of its properties or assets to an Affiliate (other than a Material Subsidiary), other than on terms and conditions substantially as favorable to the Company or such Subsidiary, as the case may be, as could be obtained by the Company or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate.


                                  SECTION 11
                               EVENTS OF DEFAULT
                               -----------------

     If one or more of the following events of default (each, an "Event of Default") shall occur:

     11.1 Default shall be made by the Company in the payment of any interest due on the Revolving Credit Loans or the Term Loan when such interest is due and payable, and such default shall continue unremedied for a period of five (5) days; or

     11.2 Default shall be made by the Company in the payment of any principal of the Revolving Credit Loans or the Term Loan, when and as the same becomes due and payable, whether at the stated maturity thereof, by mandatory prepayment, by acceleration, demand or otherwise, and such default shall continue unremedied for a period of five (5) days; or

     11.3 Default shall be made by the Company in the due observance of performance of any covenant or agreement contained in Section 9.1 or Section 9.2; or

     11.4 Default shall be made by the Company in the due observance or performance of any other term, covenant, or agreement contained in this Agreement, and such default shall continue unremedied for a period of fifteen
(15) days after the sending of written notice of such default to the Company; or

     11.5 Any representation or warranty made by the Company herein or any statement or representation made in any certificate, report, or opinion delivered pursuant hereto shall prove to have been incorrect in any material respect when made; or

     11.6 The Company or any Material Subsidiary shall be generally not paying its debts as such debts become due, shall become insolvent or unable to meet its obligations as they mature, shall make an assignment for the benefit of creditors, shall consent to the appointment of a trustee or a receiver, or shall admit in writing its inability to pay its debts as they mature; or

     11.7 A trustee, receiver or custodian shall be appointed for the Company, any Material Subsidiary or for a substantial part of any of their respective properties; or

     11.8 Any case in bankruptcy shall be commenced, or any reorganization, arrangement, insolvency, or liquidation proceedings shall be instituted, by or against the Company or any Material Subsidiary and, if commenced or instituted against it, be consented to by the Company or such Material Subsidiary, as the case may be, or remain undismissed for a period of thirty (30) days; or

     11.9 Any default shall be made in the performance of any other obligation incurred in connection with any indebtedness for borrowed money of the Company or any Material Subsidiary aggregating $250,000 or more, if the effect of such default is to permit the holder of such indebtedness (or a trustee on behalf of such holder) to cause it to become due prior to its stated maturity or to do so with the giving of notice or passage of time, or both, or any such indebtedness becomes due prior to its stated maturity or shall not be paid when due; or

     11.10 One or more final judgments for the payment of money aggregating in excess of $250,000 which is or are not adequately insured or indemnified against shall be rendered at any time against the Company or any Material Subsidiary and the same shall remain undischarged for a period of thirty (30) days during which time execution shall not be effectively stayed; or

     11.11 Any substantial part of the properties of the Company or any Material Subsidiary shall be sequestered or attached and shall not have been returned to the possession of the Company or such Material Subsidiary, as the case may be, or released from such attachment within thirty (30) days; or

     11.12 The occurrence of a Reportable Event as defined in Section 4043 of ERISA which might constitute grounds for termination of any employee benefit plan of the Company or any Subsidiary covered by ERISA by the PBGC or grounds for the appointment by the appropriate United States District Court of a trustee to administer any such plan; or

     11.13 A default or an event of default shall have occurred under any of the other Loan Documents; provided, however, that no such default shall constitute an Event of Default hereunder if the default is remedied to the Bank's satisfaction within any applicable grace or cure period; or

     11.14 Any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) shall obtain ownership or control of (i) twenty percent (20%) or more of the common stock or twenty percent (20%) or more of the voting power of the Company in a single transaction, or (ii) thirty percent (30%) or more of the common stock or thirty percent (30%) or more of the voting power of the Company in a single transaction or a series of transactions; or

     11.15 Any Guarantor shall deny its liability under the Guaranty to which it is a party or take any action to terminate its liability thereunder, or any event shall have occurred or condition shall exist which in the opinion of the Bank might result in the Bank not being able to enforce the obligation of any Guarantor under the Guaranty to which it is a party, unless such Guarantor reaffirms its obligations under such Guaranty in writing in a manner satisfactory to the Bank and its counsel within five (5) days of its receipt of a written request from the Bank to do so;

then; (A) upon the occurrence of an Event of Default described in Section 11.8 relating to the Company, (i) the Revolving Credit Commitment and the Bank's obligation to make any further Advances thereunder shall automatically and immediately terminate, (ii) the entire outstanding principal balance of the Revolving Credit Note and all accrued interest thereon and the Term Loan Note and all accrued interest thereon and all other amounts payable by the Company to the Bank shall automatically and immediately become due and payable without presentment, demand, protest or any notice of any kind, or any other action by or on behalf of the Bank, all of which are hereby waived, anything contained herein or in the Revolving Credit Note or the Term Loan Note to the contrary notwithstanding, and (iii) the Bank may proceed to enforce payment of the Revolving Credit Note and the Term Loan Note and to exercise any and all of its rights hereunder, under the Revolving Credit Note, under the Term Loan Note, under the other Loan Documents or otherwise available to the Bank; and (B) at any time after the occurrence of any Event of Default (other than an Event of Default described in Section 11.8 relating to the Company), the Bank may, if it deems appropriate, by written notice to the Company, take any or all of the following actions, at the same or different times: (i) terminate forthwith the Revolving Credit Commitment and its obligation to make any further Advances thereunder, (ii) declare the Revolving Credit Note, the Term Loan Note and all other amounts payable by the Company to the Bank to be forthwith due and payable, whereupon the Revolving Credit Note, the Term Loan Note and all such other amounts shall be forthwith due and payable, both as to principal and interest, without presentment, demand, protest, or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Revolving Credit Note or the Term Loan Note to the contrary notwithstanding, and/or (iii) proceed to enforce payment of the Revolving Credit Note, the Term Loan Note and to exercise any and all of its rights hereunder, under the Revolving Credit Note, under the Term Loan Note, under the other Loan Documents or otherwise available to the Bank.


                                  SECTION 12
                                INDEMNIFICATION
                                ---------------

     From and at all times after the date of this Agreement, and in addition to all of the Bank's other rights and remedies, the Company agrees to hold the Bank harmless from, and to indemnify the Bank against, all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by the Bank from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or relating to any suit, action or proceeding by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against the Bank or any other Person under any statute or regulation, including, without limitation, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution or performance of, or the financing transactions contemplated by, this Agreement or any of the other Loan Documents, or the Bank's lending of funds or other extensions of credit to the Company hereunder; provided, however, that the foregoing indemnification shall not protect the Bank from any loss, damage, cost or expense directly attributable to the Bank's gross negligence or willful misconduct. All of the indemnified losses, damages, costs and expenses described above shall be payable by the Company upon demand by the Bank, and the payment thereof shall be secured by any collateral now or hereafter provided by or on behalf of the Company to the Bank and shall be an obligation of the Company guaranteed by the Guarantors pursuant to the Guaranties.


                                  SECTION 13
                                 MISCELLANEOUS
                                 -------------

     13.1 Costs and Expenses.  The Company hereby agrees that it will pay all
          ------------------
out-of-pocket expenses incurred by the Bank in connection with the negotiation and preparation of this Agreement and the other Loan Documents (whether or not the transactions hereby contemplated shall be consummated), the waiver of any provision hereof or thereof, any amendments to or other modifications of any of the provisions hereof or thereof, the making of Advances under the Revolving Credit Facility, the making of the single advance under the Term Loan, the issuance of the Letters of Credit, the workout of the Revolving Credit Facility, the Term Loan or the Letters of Credit, the enforcement of the rights of the Bank in connection with this Agreement and the other Loan Documents, including but not limited to, the reasonable fees and disbursements of counsel for the Bank, all appraisals, collateral audits, field exams, recordation and filing fees, survey costs, title insurance premiums, and financing statement search costs and expenses, and all other costs, fees and expenses arising under or in connection with any of the Loan Documents.

     13.2 Cumulative Rights and No Waiver.  Each and every right granted to the
          -------------------------------
Bank hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Bank to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right preclude any other or future exercise thereof or the exercise of any other right.

     13.3 Independence of Covenants.  Each covenant and agreement of the Company
          -------------------------
contained herein is independent of each other covenant and agreement of the Company contained herein. The fact that the operation of any such covenant or agreement permits a particular action to be taken or condition to exist does not mean that such action or condition is not prohibited, restricted or conditioned by operation of another such covenant or agreement.

     13.4 Notices.  All notices, requests and other communications to either
          -------
party hereunder will be in writing and will be given to such party at its address or telefacsimile number set forth below or such other address or telefacsimile number as such party may hereafter specify in writing for this purpose by notice to the other party:

               If to the Company:


               Comdial Corporation
               1180 Seminole Trail
               Charlottesville, Virginia 22901
               Attention:  Paul K. Suijk
               Telefacsimile: (804) 978-2512

               With a copy to:

               Kurt J. Krueger, Esquire
               McGuireWoods LLP
               Court Square Building
               310 Fourth Street N.E.
               Suite 300
               Charlottesville, Virginia  22902
               Telefacsimile:  (804) 980-2222


               If to the Bank:

               Bank of America, N.A.
               8300 Greensboro Drive
               Suite 800
               McLean, Virginia  22102
               Attention:  Robert E. Clinage, II
               Telefacsimile: (703) 761-8559


               With a copy to:

               Thomas E. duB. Fauls, Esquire
               Mays & Valentine, L.L.P.
               Bank of America Center - 21st Floor
               1111 East Main Street
               Richmond, Virginia  23219
               Telefacsimile:  (804) 697-1339

Each such notice, request or other communication will be effective (i) if given by telefacsimile, when receipt is confirmed by telephone, (ii) if given by mail, three (3) Business Days after it is deposited in the U.S. mail with first class postage prepaid, addressed as provided above, or (iii) if given by any other means, when delivered at the applicable address as provided above.

     13.5 Applicable Law.  This Agreement, the Revolving Credit Note and the
          --------------
Term Loan Note shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia.

     13.6   Modifications. No modification, amendment or waiver of any provision
            -------------
of this Agreement, nor consent to any departure by the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand upon the Company in any case shall entitle the Company to any other or further notice or demand in the same or similar circumstances.

     13.7   Survivorship.  All covenants, agreements, representations and
            ------------
warranties made herein and in the certificates delivered pursuant hereto shall survive the making of the Advances under the Revolving Credit Facility, the making of the single advance under the Term Loan Note, the execution and delivery of the Revolving Credit Note, the Term Loan Note and the issuance of any Letters of Credit and shall continue in full force and effect so long as the Company may borrow hereunder or any Letter of Credit is outstanding or any portion of the Revolving Credit Note, the Term Loan Note or any obligation hereunder or under any other Loan Document is outstanding and unpaid. Whenever in this Agreement either of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Company which are contained in this Agreement shall bind the successors and assigns of the Company and inure to the benefit of the successors and assigns of the Bank. The Company shall not have the right to assign any of its rights or delegate any of its obligations hereunder.

     13.8   Execution in Counterparts.  This Agreement may be executed in any
            -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     13.9   Headings.  Section and subsection headings in this Agreement are
            --------
included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     13.10  Arbitration.  ANY CONTROVERSY OR CLAIM BETWEEN THE PARTIES HERETO
            -----------
INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC./ENDISPUTE (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. EITHER PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     THE ARBITRATION SHALL BE CONDUCTED IN CHARLOTTESVILLE, VIRGINIA AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL SIXTY (60) DAYS.

     NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTE OF LIMITATION OR REPOSE OR ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     13.11  Entire Agreement.  This Agreement and the other Loan Documents
            ----------------
constitute the entire agreement of the Company and the Bank with respect to the subject matter hereof and supersede all prior or contemporaneous agreements, whether oral or written.

     IN WITNESS WHEREOF, the Company and the Bank have caused this Agreement to be duly executed by their duly authorized officers under seal, all as of the day and year first above written.

                               COMDIAL CORPORATION


                               By:______________________________(SEAL)
                                  Its:__________________________


                               BANK OF AMERICA, N.A.



                               By:______________________________(SEAL)
                                   Its:_________________________


Each of the Material Subsidiaries has caused this Agreement to be executed under seal by its duly authorized officer to evidence such Material Subsidiary's acknowledgment and agreement to the provisions of Section 7.3.

                               COMDIAL TELECOMMUNICATIONS, INC.


                               By:______________________________(SEAL)
                                  Its:__________________________


                               COMDIAL BUSINESS COMMUNICATIONS CORPORATION


                               By:______________________________(SEAL)
                                  Its:__________________________



                               COMDIAL ENTERPRISE SOLUTIONS, INC.,
                               formerly known as Comdial Enterprise
                               Systems, Inc.


                               By:______________________________(SEAL)
                                  Its:__________________________

                               KEY VOICE TECHNOLOGIES, INC.


                               By:______________________________(SEAL)
                                  Its:__________________________


                               AURORA SYSTEMS, INC.


                               By:______________________________(SEAL)
                                  Its:__________________________


                               ARRAY TELECOM CORPORATION


                               By:______________________________(SEAL)
                                  Its:__________________________


                               AMERICAN PHONE CENTERS, INC.


                               By:______________________________(SEAL)
                                  Its:__________________________


                               COMDIAL TELECOMMUNICATIONS INTERNATIONAL, INC.


                               By:______________________________(SEAL)
                                  Its:__________________________

                                                                       EXHIBIT A
                                                                       ---------

                             REVOLVING CREDIT NOTE
                             ---------------------


$21,500,000.00                                         November ___, 2000
                                                       Charlottesville, Virginia


     FOR VALUE RECEIVED, COMDIAL CORPORATION (the "Company"), a Delaware corporation, promises to pay to the order of BANK OF AMERICA, N.A. (the "Bank") at its office at 8300 Greensboro Drive, Suite 800, McLean, Virginia 22102, or at such other place as the noteholder may from time to time designate in writing, the sum of TWENTY-ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($21,500,000.00) or such lesser amount as may have been advanced hereunder and remain unpaid on the Revolving Credit Termination Date (as defined in the Credit Agreement, as hereinafter defined), and to pay interest on the unpaid balance of such sum from the date hereof at the rate or rates, on the dates and upon the other terms and conditions contained in the Credit Agreement.

     This Note evidences a borrowing under, and is subject to the terms and conditions of, a certain Amended and Restated Credit Agreement dated as of November ___, 2000, by and between the Company and the Bank (the "Credit Agreement").

     The Company shall have the right and shall be required to make prepayments of the principal of this Note upon the terms and subject to the conditions contained in the Credit Agreement.

     The events of default hereunder are described in the Credit Agreement and are incorporated herein by this reference. In the event of the occurrence of any or all of such events, the entire unpaid principal balance of this Note together with all accrued interest may become or be declared due and payable as provided in the Credit Agreement.

     The Company agrees to pay all costs of collection, including reasonable attorneys' fees if after default this Note is placed in the hands of an attorney for collection, or if after default the holder finds it necessary or desirable to secure the services or advice of an attorney with regard to collection.

     The Company waives presentment, demand, protest and notice of dishonor.

     This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

     IN WITNESS WHEREOF, COMDIAL CORPORATION has caused its name to be signed to this Note by its duly authorized officer as of the date first above written.

                              COMDIAL CORPORATION



                              By:_______________________________
                              Title:____________________________

                                                                       EXHIBIT B
                                                                       ---------

                                 TERM LOAN NOTE
                                 --------------


$18,500,000.00                                         November ___, 2000
                                                       Charlottesville, Virginia


     FOR VALUE RECEIVED, COMDIAL CORPORATION (the "Company"), a Delaware corporation, promises to pay to the order of BANK OF AMERICA, N.A. (the "Bank") at its office at 8300 Greensboro Drive, Suite 800, McLean, Virginia 22102, or at such other place as the noteholder may from time to time designate in writing, at the times and in the manner provided in the Credit Agreement (as hereinafter defined), the sum of EIGHTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($18,500,000.00), and to pay interest on the unpaid balance of such sum from the date hereof at the rate or rates, on the dates and upon the other terms and conditions contained in the Credit Agreement.

     This Note evidences a borrowing under, and is subject to the terms and conditions of, a certain Amended and Restated Credit Agreement dated as of November ___, 2000, by and between the Company and the Bank (the "Credit Agreement").

     The Company shall have the right and shall be required to make prepayments of the principal of this Note upon the terms and subject to the conditions contained in the Credit Agreement.

     The events of default hereunder are described in the Credit Agreement and are incorporated herein by this reference. In the event of the occurrence of any or all of such events, the entire unpaid principal balance of this Note together with all accrued interest may become or be declared due and payable as provided in the Credit Agreement.

     The Company agrees to pay all costs of collection, including reasonable attorneys' fees if after default this Note is placed in the hands of an attorney for collection, or if after default the holder finds it necessary or desirable to secure the services or advice of an attorney with regard to collection.

     The Company waives presentment, demand, protest and notice of dishonor.

     This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

     IN WITNESS WHEREOF, COMDIAL CORPORATION has caused its name to be signed to this Note by its duly authorized officer as of the date first above written.

                              COMDIAL CORPORATION



                              By:_____________________________
                              Title:__________________________


                                      B-2